Item 8. Financial Statements and Supplementary Data

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Equitable Financial Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Equitable Financial Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2024 and 2023, and the related consolidated statements of income (loss), of comprehensive income (loss), of equity and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes and financial statement schedules listed in the index appearing under Item 15.2 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Market Risk Benefits

As described in Notes 2, 7, and 9 to the consolidated financial statements, certain guaranteed minimum death and living benefits (collectively, the “GMxB features”) associated with variable annuity products, other general account annuities and ceded reinsurance contracts with GMxB features with other than nominal market risk are identified by management, measured at estimated fair value and presented separately on the balance sheet as market risk benefits. Market risk benefits (MRBs) are measured at fair value on a seriatim basis using an ascribed fee approach. The ascribed fee is determined at policy inception date so that the present value of claims, including any risk charge, is equal to the present value of the projected attributed fees which will be capped at average present value of total policyholder contractual fees. The attributed fee percentage is considered a fixed term of the MRB feature and is held static over the life of the contract. The market risk benefits fair value is equal to the estimated present value of benefits less the estimated present value of ascribed fees and is determined using a discounted cash flow valuation technique.

Considerable judgment is utilized by management in determining the assumptions related to lapse rates, withdrawal rates, utilization rates, non-performance risk, volatility rates, annuitization rates and mortality (collectively, the “significant market risk benefit assumptions”). As of December 31, 2024, the estimated fair value of purchased market risk benefits, assets for market risk benefits and liabilities for market risk benefits was $13,033 million, $781 million and $11,791 million, respectively.

The principal considerations for our determination that performing procedures relating to the valuation of market risk benefits is a critical audit matter are (i) the significant judgment by management in developing the fair value estimate of market risk benefits, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management’s significant market risk benefit assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of market risk benefits, including controls over the development of the assumptions utilized in the valuation of market risk benefits. These procedures also included, among others (i) evaluating management’s process for developing the fair value estimate of market risk benefits, (ii) testing, on a sample basis, the completeness and accuracy of data used by management in developing the estimates, and (iii) the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of the significant market risk benefit assumptions used in developing the fair value estimate of market risk benefits based on the consideration of the Company’s historical and actual experience, industry trends, and market conditions, as applicable.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 20, 2025

We have served as the Company’s auditor since 1993.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2024 and 2023

	December 31,
	2024	2023
	(in millions, except share data)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $61,728 and $61,884) (allowance for credit losses of $2 and $4)	$54,077	$55,165
Mortgage loans on real estate (net of allowance for credit losses of $270 and $277)	18,298	17,877
Policy loans	3,827	3,667
Other equity investments(1)	2,683	3,162
Trading securities, at fair value	809	257
Other invested assets	7,450	5,952

Total investments	87,144	86,080
Cash and cash equivalents	1,624	2,833
Deferred policy acquisition costs	4,685	4,759
Amounts due from reinsurers (allowance for credit losses of $8 and $7)	20,026	20,636
Loans to affiliates	1,900	1,900
Current and deferred income taxes	3,230	2,755
Purchased market risk benefits	13,033	16,729
Other assets	5,070	5,326
Assets for market risk benefits	781	574
Separate Accounts assets	125,807	121,497

Total Assets	$263,300	$263,089

LIABILITIES
Policyholders’ account balances	$84,206	$82,990
Liability for market risk benefits	11,791	14,570
Future policy benefits and other policyholders’ liabilities	16,653	16,573
Broker-dealer related payables	289	796
Amounts due to reinsurers	185	216
Funds withheld payable	9,802	10,603
Loans from affiliates	400	—
Reinsurance deposit liabilities	14,193	14,965
Other liabilities	2,805	2,496
Separate Accounts liabilities	125,807	121,497

Total Liabilities	$266,131	$264,706
Redeemable noncontrolling interest(2)	$38	$24

Commitments and contingent liabilities(3)

EQUITY
Equity attributable to Equitable Financial:
Common stock, $1.25 par value; 2,000,000 shares authorized, issued and outstanding	$2	$2
Additional paid-in capital	6,827	6,895
Accumulated deficit	(1,814)	(1,600)
Accumulated other comprehensive income (loss)	(7,884)	(6,938)

Total Equity	(2,869)	(1,641)

Total Liabilities, Redeemable Noncontrolling Interest and Equity	$263,300	$263,089

(1)	See Note 2 of the Notes to these Consolidated Financial Statements for details of balances with VIEs.
(2)	See Note 21 of the Notes to these Consolidated Financial Statements for details of redeemable noncontrolling interest.
(3)	See Note 18 of the Notes to these Consolidated Financial Statements for details of commitments and contingent liabilities.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Statements of Income (Loss)

Years Ended December 31, 2024, 2023 and 2022

	Year Ended December 31,
	2024	2023	2022
	(in millions)
REVENUES
Policy charges and fee income	$852	$1,095	$2,225
Premiums	531	587	725
Net derivative gains (losses)	(1,667)	(2,417)	879
Net investment income (loss)	3,503	3,601	3,077
Investment gains (losses), net:
Credit and intent to sell losses on available for sale debt securities and loans	(75)	(216)	(319)
Other investment gains (losses), net	(50)	(584)	(643)

Total investment gains (losses), net	(125)	(800)	(962)

Investment management and service fees	244	315	706
Amortization of reinsurance deposit liabilities	775	431	—
Distribution revenue	463	237	23
Other income	553	466	311

Total revenues	5,129	3,515	6,984

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	1,437	1,781	2,327
Remeasurement of liability for future policy benefits	36	37	50
Change in market risk benefits and purchased market risk benefits	(67)	(1,018)	(1,107)
Interest credited to policyholders’ account balances	1,257	1,384	1,309
Compensation and benefits	179	170	202
Commissions	1,179	893	702
Interest expense	2	9	6
Amortization of deferred policy acquisition costs	525	503	473
Other operating costs and expenses	927	829	1,040

Total benefits and other deductions	5,475	4,588	5,002

Income (loss) from continuing operations, before income taxes	(346)	(1,073)	1,982
Income tax (expense) benefit	132	1,230	(388)

Net income (loss)	(214)	157	1,594
Less: Net income (loss) attributable to the noncontrolling interest(1)	—	1	(3)

Net income (loss) attributable to Equitable Financial	$(214)	$156	$1,597

(1)	See Note 21 of the Notes to these Consolidated Financial Statements for details of redeemable noncontrolling interest.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Statements of Comprehensive Income (Loss)

Years Ended December 31, 2024, 2023 and 2022

	Year Ended December 31,
	2024	2023	2022
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(214)	$157	$1,594

Other comprehensive income (loss), net of income taxes:
Change in unrealized gains (losses), net of adjustments	(672)	2,175	(11,460)
Change in market risk benefits — instrument-specific credit risk	(407)	(1,129)	1,247
Change in liability for future policy benefits — current discount rate	128	(128)	1,042
Change in defined benefit plan related items not yet recognized in periodic benefit cost, net of reclassification adjustment	5	(1)	—

Other comprehensive income (loss), net of income taxes	(946)	917	(9,171)

Comprehensive income (loss)	(1,160)	1,074	(7,577)

Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	1	(3)

Comprehensive income (loss) attributable to Equitable Financial	$(1,160)	$1,073	$(7,574)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Statements of Equity

Years Ended December 31, 2024, 2023 and 2022

	Year Ended December 31,
	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total Equity
	(in millions)
Balance, beginning of period	$2	$6,895	$(1,600)	$(6,938)	$(1,641)
Dividend to parent company	—	(26)	—	—	(26)
Net income (loss)	—	—	(214)	—	(214)
Other comprehensive income (loss)	—	—	—	(946)	(946)
Other	—	(42)	—	—	(42)

Balance, December 31, 2024	$2	$6,827	$(1,814)	$(7,884)	$(2,869)

Balance, beginning of period	$2	$8,536	$(1,757)	$(7,855)	$(1,074)
Dividend to parent company	—	(1,657)	—	—	(1,657)
Net income (loss)	—	—	157	—	157
Other comprehensive income (loss)	—	—	—	917	917
Other	—	16	—	—	16

Balance, December 31, 2023	$2	$6,895	$(1,600)	$(6,938)	$(1,641)

Balance, beginning of period	$2	$8,546	$(2,381)	$1,316	$7,483
Dividend to parent company	—	—	(967)	—	(967)
Net income (loss)	—	—	1,594	—	1,594
Other comprehensive income (loss)	—	—	—	(9,171)	(9,171)
Other	—	(10)	(3)	—	(13)

Balance, December 31, 2022	$2	$8,536	$(1,757)	$(7,855)	$(1,074)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2024, 2023 and 2022

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Cash flows from operating activities:
Net income (loss)	$(214)	$157	$1,594
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	1,257	1,384	1,309
Policy charges and fee income	(852)	(1,095)	(2,225)
Net derivative (gains) losses	1,667	2,417	(879)
Credit and intent to sell losses on available for sale debt securities and loans	75	216	319
Investment (gains) losses, net	50	584	643
Realized and unrealized (gains) losses on trading securities	(23)	(14)	41
Non-cash long-term incentive compensation expense	47	39	20
Amortization and depreciation	72	273	247
Equity (income) loss from limited partnerships	(146)	(46)	(186)
Remeasurement of liability for future policy benefits	36	37	50
Change in market risk benefits	(67)	(1,018)	(1,107)
Changes in:
Reinsurance recoverable	1,728	46	(539)
Capitalization of deferred policy acquisition costs	(528)	(513)	(702)
Funds withheld payable	172	89	—
Future policy benefits	354	280	(494)
Current and deferred income taxes	(194)	(1,231)	344
Other, net	181	(239)	(151)

Net cash provided by (used in) operating activities	$3,615	$1,366	$(1,716)

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$7,260	$9,340	$14,966
Mortgage loans on real estate	1,123	446	1,154
Trading account securities	164	250	266
Short-term investments	798	1,861	(483)
Other	932	460	355
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(7,073)	(3,776)	(17,838)
Mortgage loans on real estate	(1,629)	(1,967)	(3,683)
Trading account securities	(700)	(223)	(220)
Short-term investments	(400)	(1,761)	—
Other	(306)	(687)	(745)
Cash settlements related to derivative instruments, net	(2,216)	(804)	(160)
Investment in capitalized software, leasehold improvements and EDP equipment	(71)	(55)	(49)
Other, net	(214)	(114)	81

Net cash provided by (used in) investing activities	$(2,332)	$2,970	$(6,356)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2024, 2023 and 2022

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$5,907	$8,619	$15,372
Withdrawals	(13,593)	(11,792)	(6,833)
Transfers (to) from Separate Accounts	1,787	1,063	1,621
Payments of market risk benefits	(31)	(206)	(601)
Changes in securities lending payable	21	116	—
Change in collateralized pledged assets	(82)	(26)	36
Change in collateralized pledged liabilities	3,105	1,579	(1,572)
Proceeds from loan from affiliates	400	—	—
Shareholder dividend paid	(26)	(1,657)	(930)
Purchase (redemption) of noncontrolling interests of consolidated company-sponsored investment funds	21	4	3
Other, net	(1)	—	(42)

Net cash provided by (used in) financing activities	$(2,492)	$(2,300)	$7,054

Change in cash and cash equivalents	(1,209)	2,036	(1,018)
Cash and cash equivalents, beginning of period	2,833	797	1,815

Cash and cash equivalents, end of period	$1,624	$2,833	$797

Supplemental cash flow information:
Income taxes (refunded) paid	$61	$1	$45

Non-cash transactions from investing and financing activities:
Securities exchanged for other equity investment	$110	$—	$—

Dividend to Parent	$—	$—	$(37)

Transfer of assets to reinsurer	$—	$—	$(2,762)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

1)	ORGANIZATION

Equitable Financial’s (collectively with its consolidated subsidiaries, the “Company”) primary business is providing variable annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Holdings. Equitable Financial is a stock life insurance company organized in 1859 under the laws of the State of New York.

The Company’s two principal subsidiaries include Equitable Distributors, LLC (“Equitable Distributors”) and Equitable Investment Management Group, LLC (“EIMG”), which both are wholly-owned indirect subsidiaries of Holdings.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The accompanying consolidated financial statements present the consolidated results of operations, financial condition and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those VIEs that meet the requirements for consolidation.

Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2024”, “2023” and “2022” refer to the years ended December 31, 2024, 2023 and 2022, respectively.

Recent Accounting Pronouncements

Changes to U.S. GAAP are established by the FASB in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification (“ASC”). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2024, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2023-07: Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures
This ASU provides improvements to reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple measures of segment profit or loss, provide new segment disclosure requirements for entities with a single reportable segment and contain other disclosure requirements.	The Company adopted the new accounting standard ASU 2023-07 for the year ended December 31, 2024 using the retrospective approach. See Note 20 of the Notes to these Consolidated Financial Statements for details.

Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2023-09: Income Taxes (Topic 740): Improvements to Income Tax Disclosures

The ASU enhanced existing income tax disclosures primarily related to the rate reconciliation and income taxes paid information. With regard to the improvements to disclosures of rate reconciliation, a public business entity is required on an annual basis to (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. Similarly, a public entity is required to provide the amount of income taxes paid (net of refunds received) disaggregated by (1) federal, state, and foreign taxes and by (2) individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5 percent of total income taxes paid (net of refunds received).

The ASU also includes certain other amendments to improve the effectiveness of income tax disclosures, for example, an entity is required to provide (1) pretax income (or loss) from continuing operations disaggregated between domestic and foreign, and (2) income tax expense (or benefit) from continuing operations disaggregated by federal, state, and foreign.

	The ASU will be effective for annual periods beginning after December 15, 2024. Entities are required to apply the ASU on a prospective basis.	The adoption of ASU 2023-09 is not expected to materially impact the Company’s financial position, results of operation, or cash flows.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2024-03: Accounting Standards Update No. 2024-03-Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40)

This ASU requires a public business entity to disclose specific information about certain costs and expenses in the notes to its financial statements for interim and annual reporting periods. The objective of the disclosure requirements is to provide disaggregated information about a public business entity’s expenses to help investors (a) better understand the entity’s performance, (b) better assess the entity’s prospects for future cash flows, and (c) compare an entity’s performance over time and with that of other entities.

The ASU does not change the expense captions an entity presents on the face of the income statement; rather, it requires disaggregation of certain expense captions into specified categories in disclosures within the notes to the financial statements.

	The ASU will be effective for annual periods beginning after December 15, 2026 and interim periods beginning after December 15, 2027. Entities are required to apply the ASU on a prospective basis.	The Company is currently assessing the impact to the financial statements of this ASU.

Investments

The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in OCI, net of allowance for credit losses, policy related amounts and deferred income taxes. Changes in credit losses are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include REITs and redeemable preferred stock.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment. The Company’s management, with the assistance of its investment advisors, evaluates AFS debt securities that experienced a decline in fair value below amortized cost for credit losses which are evaluated in accordance with the new financial instruments credit losses guidance. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s IUS Committee, of various indicators of credit deterioration to determine whether the investment security has experienced a credit loss. This assessment includes, but is not limited to, consideration of the severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, and the financial strength, liquidity and continued viability of the issuer.

The Company recognizes an allowance for credit losses on AFS debt securities with a corresponding adjustment to earnings rather than a direct write down that reduces the cost basis of the investment, and credit losses are limited to the amount by which the security’s amortized cost basis exceeds its fair value. Any improvements in estimated credit losses on AFS debt securities are recognized immediately in earnings. Management does not use the length of time a security has been in an unrealized loss position as a factor, either by itself or in combination with other factors, to conclude that a credit loss does not exist.

When the Company determines that there is more than 50% likelihood that it is not going to recover the principal and interest cash flows related to an AFS debt security, the security is placed on nonaccrual status and the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in a timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting allowance is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Write-offs of AFS debt securities are recorded when all or a portion of a financial asset is deemed uncollectible. Full or partial write-offs are recorded as reductions to the amortized cost basis of the AFS debt security and deducted from the allowance in the period in which the financial assets are deemed uncollectible. The Company elected to reverse accrued interest deemed uncollectible as a reversal of interest income. In instances where the Company collects cash that it has previously written off, the recovery will be recognized through earnings or as a reduction of the amortized cost basis for interest and principal, respectively.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the consolidated statements of income (loss).

COLI has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. As of December 31, 2024 and 2023, the carrying value of COLI was $976 million and $918 million, respectively, and is reported in other invested assets in the consolidated balance sheets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity, currency, and interest rate futures, total return and/or other equity swaps, interest rate swaps and floors, swaptions, variance swaps and equity options, all of which may be exchange-traded or contracted in the OTC market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within “other invested assets” or as liabilities within “other liabilities”. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. All changes in the fair value of the Company’s freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in “net derivative gains (losses)” without considering changes in the fair value of the economically associated assets or liabilities.

The Company has designated certain derivatives it uses to economically manage asset/liability risk in relationships which qualify for hedge accounting. To qualify for hedge accounting, we formally document our designation at inception of the hedge relationship as a cash flow, fair value or net investment hedge. This documentation includes our risk management objective and strategy for undertaking the hedging transaction. The Company identifies how the hedging instrument is expected to offset the designated risks related to the hedged item and the method that will be used to retrospectively and prospectively assess the hedge effectiveness. To qualify for hedge accounting, a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed and documented at inception and periodically throughout the life of the hedge accounting relationship.

The Company does not exclude any components of the hedging instrument from the effectiveness assessments and therefore does not separately measure or account for any excluded components of the hedging instrument.

While in cash flow hedge relationships, any periodic net receipts and payments from the hedging instrument are included in the income or expense line that the hedged item’s periodic income or expense is recognized. Other changes in the fair value of the hedging instrument while in a cash flow hedging relationship are reported within OCI. These amounts are deferred in accumulated other comprehensive income (“AOCI”) until they are reclassified to Net income (loss). The reclassified amount offsets the effect of the cash flows on Net income (loss) in the same period when the hedged item affects earnings and on the same line as the hedged item.

We discontinue cash flow hedge accounting prospectively when the Company determines: (1) the hedging instrument is no longer highly effective in offsetting changes in the cash flow from the hedged risk, (2) the hedged item is no longer probable of occurring within two months of their forecast, or (3) the hedging instrument is otherwise redesignated from the hedging relationship. Changes in the fair value of the derivative after discontinuation of cash flow hedge accounting are accounted for as freestanding derivative positions not designated to hedge accounting relationships unless and until the derivative is redesignated to a hedge accounting relationship. When cash flow hedge accounting is discontinued the amounts deferred in AOCI during the hedge relationship continue to be deferred in AOCI, as long as the hedged items continue to be probable of occurring within two months of their forecast, until the hedged item affects Net income (loss). Any amount deferred in AOCI for hedged items which are no longer probable of occurring within two months of their forecast will be reclassified to “net derivative gains (losses)” at that time.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. Once those criteria are met, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Mortgage Loans on Real Estate

The Company invests in commercial, agricultural and residential mortgage loans which are included in the consolidated balance sheets as mortgage loans on real estate. Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and the allowance for credit losses. The Company calculates the allowance for credit losses in accordance with the CECL model in order to provide for the risk of credit losses in the lending process.

Expected credit losses for loans with similar risk characteristics are estimated on a collective (i.e., pool) basis in order to meet CECL’s risk of loss concept which requires the Company to consider possibilities of loss, even if remote.

For collectively evaluated mortgages, the Company estimates the allowance for credit losses based on the amortized cost basis of its mortgages over their expected life using a PD / LGD model. The PD / LGD model incorporates the Company’s reasonable and supportable forecast of macroeconomic information over a specified period. The length of the reasonable and supportable forecast period is reassessed on a quarterly basis and may be adjusted as appropriate over time to be consistent with macroeconomic conditions and the environment as of the reporting date. For periods beyond the reasonable and supportable forecast period, the model reverts to historical loss information. The PD and LGD are estimated at the loan-level based on loans’ current and forecasted risk characteristics as well as macroeconomic forecasts. The PD is estimated using both macroeconomic conditions as well as individual loan risk characteristics including LTV ratios, DSC ratios, DTI ratio, seasoning, collateral type, geography, and underlying credit. The LGD is driven primarily by the type and value of collateral, and secondarily by expected liquidation costs and time to recovery.

For individually evaluated mortgages, the Company continues to recognize a valuation allowance on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value.

The CECL model is configured to the Company’s specifications and takes into consideration the detailed risk attributes of each discrete loan in the mortgage portfolio which include, but are not limited to the following:

•	LTV ratio — Derived from current loan balance divided by the fair market value of the property. An LTV ratio in excess of 100% indicates an underwater mortgage.

•	DSC ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	DTI ratio — is used for residential mortgage loans to assess a borrower’s ability to repay a loan. DTI ratio is derived by adding up all the borrower’s debt payments and dividing that sum by the borrower’s gross monthly income.

•	Consumer Credit Score — is used for residential mortgage loans to determine the borrower’s credit worthiness and eligibility for a residential loan based upon credit reports.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•	Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the DSC ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•	Other — Any other factors such as maturity, borrower/tenant related issues, payment status, property condition, or current economic conditions may call into question the performance of the loan.

Mortgage loans that do not share similar risk characteristics with other loans in the portfolio are individually evaluated quarterly by the Company’s IUS Committee. The allowance for credit losses on these individually evaluated mortgages is a loan-specific reserve as a result of the loan review process that is recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral. The individually assessed allowance for mortgage loans can increase or decrease from period to period based on such factors.

Individually assessed loans may include, but are not limited to, mortgages that have deteriorated in credit quality such as a TDR and reasonably expected TDRs, mortgages for which foreclosure is probable, and mortgages which have been classified as “potential problem” or “problem” loans within the Company’s IUS Committee processes as described below.

Within the IUS process, commercial mortgages 60 days or more past due and agricultural and residential mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgage loans. Based on its monthly monitoring of mortgages, a class of potential problem mortgage loans are also identified, consisting of mortgage loans not currently classified as problem mortgage loans but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being modified. The decision whether to classify a performing mortgage loan as a potential problem involves judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

Individually assessed mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is not probable. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. The Company charges off loan balances and accrued interest that are deemed uncollectible.

The components of amortized cost for mortgage loans on the consolidated balance sheets excludes accrued interest amounts because the Company presents accrued interest receivables within other assets. Once mortgage loans are placed on nonaccrual status, the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in the timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

Troubled Debt Restructuring

The investment the Company makes in commercial, agricultural and residential mortgage loans are included in the consolidated balance sheets as mortgage loans on real estate. The investments the Company makes in privately negotiated fixed maturities are included in the consolidated balance sheets as fixed maturities AFS. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific credit allowance recorded in connection with the TDR. A credit allowance may have been recorded prior to the period when the loan is modified in a TDR. Accordingly, the carrying value (net of the allowance) before and after modification through a TDR may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. For information pertaining to our TDRs see Note 3 of the Notes to these Consolidated Financial Statements.

Securities Lending Program

The Company enters into securities lending transactions whereby securities are loaned to third parties, primarily major brokerage firms. Securities lending transactions are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported within net investment income in the consolidated statements of income (loss).

Net Investment Income (Loss), Investment Gains (Losses) Net, and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the allowance for credit losses are included in investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading and equity securities are reflected in net investment income (loss).

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to certain pension operations, Closed Block’s policyholders’ dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

See Note 7 of the Notes to these Consolidated Financial Statements for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to UL and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Securities Sold under Agreements to Repurchase

Securities sold under agreements to repurchase involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Securities sold under agreements to repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the requirements of each respective counterparty. Transfers of securities under these agreements to repurchase are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales with related forward repurchase commitments. All of the Company’s securities repurchase transactions are accounted for as secured borrowings with the related obligations distinctly captioned in the consolidated balance sheets on a gross basis. Income and expenses associated with repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income (loss). As of December 31, 2024 and 2023, the Company had no Securities sold under agreements to repurchase outstanding.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including employee fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred.

Contracts are measured on a grouped basis utilizing cohorts consistent with those used in the calculation of future policy benefit reserves. DAC is amortized on a constant level basis for the grouped contracts over the expected term of the contract. For life insurance products, DAC is amortized in proportion to the face amount in force. For annuity products DAC is amortized in proportion to policy counts. The constant level basis used for amortization determines the current period amortization considering both the current period’s actual experience and future projections. The amortization pattern is revised quarterly on a prospective basis. Amortization of DAC is included in Amortization of DAC, part of total benefits and other deductions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new acquisition costs associated with the replacement contract are deferred.

Funds withheld payable

Funds withheld payable represents a payable for amounts contractually withheld by the Company as ceding company in accordance with funds withheld coinsurance (“funds withheld”) reinsurance agreements. The funds withheld payable under reinsurance treaties includes a funds withheld embedded derivative liability.

The reinsurance agreement between the Company and Equitable America, written on a funds withheld and modified coinsurance basis, contains embedded derivatives. We determined that the obligation to pay the total return on the assets within the funds withheld liability, represents a total return swap with a floating rate leg. The fair value of embedded derivatives on funds withheld and modified coinsurance agreements is computed as the unrealized gain (loss) on the underlying assets and is included within funds withheld payable on the consolidated balance sheets for ceded agreement. The change in the fair value of the embedded derivatives is recorded in net derivatives gains (losses) on the consolidated statements of income (loss). Ceded earnings from the funds withheld payable and changes in the fair value of embedded derivatives are reported in operating activities on the consolidated statements of cash flows.

Contributions to and withdrawals from the funds withheld payable are reported in operating activities on the consolidated statements of cash flows.

For business ceded on a funds withheld or modified coinsurance basis, a funds withheld segregated portfolio, comprised of invested assets and other assets is maintained by the Company as ceding entity, which is sufficient to support the current balance of statutory reserves. The fair value of the embedded derivative in funds withheld is recorded as a funds withheld payable and any excess or shortfall in relation to statutory reserves is settled quarterly.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as premiums ceded (assumed); and amounts due from reinsurers (amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, policy charges and fee income, and policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

For reinsurance contracts, reinsurance recoverable balances are generally calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Ceded reinsurance transactions are recognized and measured in a manner consistent with underlying reinsured contracts, including using consistent assumptions. Assumed and ceded reinsurance contract rights and obligations are accounted for on a basis consistent with our direct contract. The reinsurance cost or benefit for traditional life non-participating and limited-payment contracts is recognized in proportion to the gross premiums of the underlying direct cohorts. The locked-in single A discount rate used to calculate the reinsurance cost or benefit is established at inception of the reinsurance contract. Changes to the single A discount rate are reflected in comprehensive income at each reporting date.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other income or other operating costs and expenses, as appropriate.

The reinsurance agreement between the Company and Equitable America, written on a modified coinsurance basis, contains embedded derivatives. We have determined that the right to receive or obligation to pay the total return on the assets within the funds withheld liability, represents a total return swap with a floating rate leg. The fair value of embedded derivatives on the modified coinsurance agreement is computed as the unrealized gain (loss) and current period income on the underlying assets and is included within amount due from reinsurers on the consolidated balance sheets for ceded agreement. The change in the fair value of the embedded derivatives is recorded in net derivative gains (losses) on the consolidated statements of income (loss). Ceded earnings from the modified coinsurance and changes in the fair value of embedded derivatives are reported in operating activities on the consolidated statements of cash flows. Contributions to and withdrawals from the amount due from reinsurers are reported in operating activities on the consolidated statements of cash flows.

Sales Inducement Assets

Sales inducement assets (“SIA”) are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these SIA is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in other assets in the consolidated balance sheets and amortization is included in interest credited to policyholders’ account balances in the consolidated statements of income (loss).

Policyholders’ Account Balances

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

Obligations arising from funding agreements are also reported in policyholders’ account balances in the consolidated balance sheets. As a member of the FHLB, the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

Future Policy Benefits and Other Policyholders’ Liabilities

The liability for future policy benefits is estimated based upon the present value of future policy benefits and related claim expenses less the present value of estimated future net premiums where net premium equals gross premium under the contract multiplied by the net premium ratio. Related claim expenses include termination and settlement costs and exclude acquisition costs and non-claim related costs. The liability is estimated using current assumptions that include discount rate, mortality, and lapses. Assumptions are based on judgments that consider the Company’s historical experience, industry data, and other factors.

For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method based on guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to face amount over the life of the contract.

For non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension), contracts are grouped into cohorts by contract type and issue year. The Company quarterly updates its estimate of cash flows using actual experience and current future cash flow assumptions, which is reflected in an updated net premium ratio used to calculate the liability. The ratio of actual and future expected claims to actual and future expected premiums determines the net premium ratio. The policy administration expense assumption is not updated after policy issuance. If actual expenses differ from the original expense assumptions, the differences are recognized in the period identified. The revised net premium ratio is used to determine the updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original contract issuance rate. Changes in the liability due to current discount rates differing from original rates are included in OCI within the consolidated statement of comprehensive income.

For non-participating traditional life insurance policies and limited pay contracts, the discount rate assumption used is corporate A rated forward curve. We use a forward curve based upon a Bloomberg index. The liability is remeasured each quarter with the remeasurement change reported in OCI. The locked-in discount rate is generally based on expected investment returns at contract inception for contracts issued prior to January 1, 2021 and the upper medium grade fixed income corporate instrument yield (i.e., single A) at contract inception for contracts issued after January 1, 2021. The Company developed an LDTI discount rate methodology used to calculate the LFPB for its traditional insurance liabilities and constructed a discount rate curve that references upper-medium grade (low credit risk) fixed-income instrument yields (i.e. Single-A rated Corporate bond yields) which are meant to reflect the duration characteristics of the corresponding insurance liabilities. The methodology uses observable market data, where available, and uses various estimation techniques in line with fair value guidance (such as interpolation and extrapolation) where data is limited. Discount rates are updated quarterly.

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). DPL will be amortized in relation to the expected future benefit payments. As the calculation of the DPL is based on discounted cash flows, interest accrues on the unamortized DPL balance using the discount rate determined at contract issuance. The DPL is updated at the same time as the estimates for cash flows for the liability for future policy benefits. Any difference between the recalculated and beginning of period DPL is recognized in remeasurement gain or loss in the consolidated statements of income (loss), Remeasurement of Liability for Future Policy Benefits, part of total benefits and other deductions. On the consolidated balance sheet the DPL is recorded in the liability for future policy benefits.

Additional liabilities for contract or contract feature that provide for additional benefits in addition to the account balance but are not market risk benefits or embedded derivatives (“additional insurance liabilities”) are established by estimating the expected value of death or other insurance benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. These reserves are recorded within future policy benefits and other policyholders’ liabilities. The determination of this estimated future policy benefits liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, and mortality experience. There can be no assurance that actual experience will be consistent with management’s estimates. Assumptions are reviewed annually and updated with the remeasurement gain or loss reflected in total benefit expense.

The Company recognizes an adjustment in OCI for the additional insurance liabilities for unrealized gains and losses not included when calculating the present value of expected assessments for the benefit ratios.

The Company conducts annual premium deficiency testing except for liability for future policy benefits for non-participating traditional and limited payment contracts. The Company reviews assumptions and determines whether the sum of existing liabilities and the present value of future gross premiums is sufficient to cover the present value of future benefits to be paid and settlement costs. Anticipated investment income is considered when performing premium deficiency for long duration contracts. The anticipated investment income is projected based on current investment portfolio returns grading to long term reinvestment rates over the projection periods, based on anticipated gross reinvestment spreads, defaults and investment expenses. Premium deficiency reserves are recorded in certain instances where the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. This pattern of PFBL is exhibited in our VISL business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. We accrue for these PFBL using a dynamic approach that changes over time as the projection of future losses change.

Market Risk Benefits

Market risk benefits (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits. MRBs are identified and measured at fair value on a seriatim basis using an ascribed fee approach based upon policyholder behavior projections and risk neutral economic scenarios adjusted based on the facts and circumstances of the Company’s product features. The MRB Asset and MRB Liability will be equal to the estimated present value of benefits and risk margins less the estimated present value of ascribed fees. Ascribed fees will consist of the fee needed at policy inception date, under a stochastically generated set of risk-neutral scenarios, so that the present value of claims, including any risk charge, is equal to the present value of the projected attributed fees which will be capped at estimated present value of total policyholder contractual fees. The attributed fee percentage is considered a fixed term of the MRB feature and is held static over the life of the contract. Discount rates are updated quarterly. Changes in fair value are recognized as a remeasurement gain/loss in the Change in market risk benefits and purchased market risk benefits, part of total benefits and other deductions except for the portion of the change in the fair value due to change in the Company’s own credit risk, which is recognized in other than comprehensive income. Additionally, when an annuitization occurs (for annuitization benefits) or upon extinguishment of the account balance (for withdrawal benefits) the balance related to the MRB will be derecognized and the amount deducted (after derecognition of any related amount included in AOCI) shall be used in the calculation of the liability for future policy benefits for the payout annuity. Upon derecognition, any related balance will be removed from AOCI.

The Company has issued and continues to offer certain variable annuity products with GMDB and/or contain a GMLB (collectively, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. The Company previously issued certain variable annuity products with GIB, GWBL, GMWB and GMAB features. The Company has also assumed reinsurance for products with GMxB features.

Features in ceded reinsurance contracts that meet the definition of MRBs are accounted for at fair value. The fees used to determine the fair value of the reinsured market risk benefit are those defined in the reinsurance contract. The expected periodic future premiums would represent cash outflows and the expected future benefits would represent cash inflows in the fair value calculation. On the ceded side, the Purchased MRB will be measured considering the counterparty credit risk of the reinsurer, while the direct contract liabilities will be measured considering the instrument-specific credit risk of the insurer. As a result of the difference in the treatment of the counterparty credit risk, the fair value of the direct and ceded contracts may be different even if the contractual fees and benefits are the same. Changes in instrument-specific credit risk of the Company is included in the fair value of its market risk benefit, whether in an asset or liability position, and whether related to an issued or purchased MRB, is recognized in OCI. The counterparty credit risk of the reinsurer is recorded in the consolidated statements of income (loss).

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the board of directors of the issuing insurance company. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Separate Accounts

Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the consolidated statements of income (loss).

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in the consolidated statements of income (loss). Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as trading securities, at fair value in the consolidated balance sheets.

Leases

The Company does not record leases with an initial term of 12 months or less in its consolidated balance sheets, but instead recognizes lease expense for these leases on a straight-line basis over the lease term. For leases with a term greater than one year, the Company records in its consolidated balance sheets at the time of lease commencement or modification a RoU operating lease asset and a lease liability, initially measured at the present value of the lease payments. Lease costs are recognized in the consolidated statements of income (loss) over the lease term on a straight-line basis. RoU operating lease assets represent the Company’s right to use an underlying asset for the lease term and RoU operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

Broker-Dealer Revenues, Receivables and Payables

Certain of the Company’s subsidiaries provide investment management, brokerage and distribution services for affiliates and third parties. Third-party revenues earned from these services are reported in other income in the Company’s consolidated statement of income (loss).

Receivables from and payables to clients include amounts due on cash and margin transactions. Securities owned by customers are held as collateral for receivables; such collateral is not reflected in the consolidated financial statements.

Distribution Revenue

Distribution revenue includes distribution commission fees received in connection with the sale of affiliate insurers variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold. Distribution revenue is calculated based on the contribution amount at a rate determined by the distribution contracts with affiliated insurers and is recorded on the contribution date which is generally the point of funding and sale of contract. The Company believes that the performance obligation is satisfied on the contribution date since that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon and the transaction pricing no longer is variable such that the value of consideration can be determined.

Capitalized Computer Software and Hosting Arrangements

Capitalized computer software and hosting arrangements include certain internal and external costs used to implement internal-use software and cloud computing hosting arrangements. These capitalized computer costs are included in other assets in the consolidated balance sheets and amortized on a straight-line basis over the estimated useful life of the software or term of the hosting arrangement that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized computer costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software’s useful life or a significant change in the term of the hosting arrangement such that acceleration of amortization over a shorter period than initially determined would be required.

Capitalized computer software and hosting arrangements, net of accumulated amortization, amounted to $112 million and $149 million as of December 31, 2024 and 2023, respectively. Amortization of capitalized computer software and hosting arrangements in 2024, 2023 and 2022 was $28 million, $27 million and $0 million, respectively, recorded in other operating costs and expenses in the consolidated statements of income (loss).

Income Taxes

The Company files as part of a consolidated federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees and Related Expenses

Investment management, advisory and service fees

Reported as investment management and service fees in the Company’s consolidated statements of income (loss) are investment management fees earned by EIMG as well as certain asset-based fees associated with insurance contracts.

EIMG provides investment management services, to EQAT and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trust and AXA Offshore Multimanager Funds Trust (collectively, the “Other AXA Trusts”). The contracts supporting these revenue streams create a distinct, separately identifiable performance obligation for each day the assets are managed for the performance of a series of services that are substantially the same and have the same pattern of transfer to the customer. Accordingly, these investment management, advisory, and administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of AUM, are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Sub-advisory and sub-administrative expenses associated with these services are calculated and recorded as the related services are performed in other operating costs and expense in the consolidated statements of income (loss) as the Company is acting in a principal capacity in these transactions and, as such, reflects these revenues and expenses on a gross basis.

Distribution services

Revenues from distribution services include fees received as partial reimbursement of expenses incurred in connection with the sale of certain mutual funds and the 1290 Funds and for the distribution primarily of EQAT Trust shares to separate accounts in connection with the sale of variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold as further described below.

Most open-end management investment companies, such as U.S. funds and the EQAT Trust and the 1290 Funds, have adopted a plan under Rule 12b-1 of the Investment Company Act that allows for certain share classes to pay out of assets, distribution and service fees for the distribution and sale of its shares (“12b-1 Fees”). These open-end management investment companies have such agreements with the Company, and the Company has selling and distribution agreements pursuant to which it pays sales commissions to the financial intermediaries that distribute the shares. These agreements may be terminated by either party upon notice (generally 30 days) and do not obligate the financial intermediary to sell any specific amount of shares.

The Company records 12b-1 fees monthly based upon a percentage of the NAV of the funds. At month-end, the variable consideration of the transaction price is no longer constrained as the NAV can be calculated and the value of consideration is determined. These services are separate and distinct from other asset management services as the customer can benefit from these services independently of other services. The Company accrues the corresponding 12b-1 fees paid to sub-distributors monthly as the expenses are incurred. The Company is acting in a principal capacity in these transactions; as such, these revenues and expenses are recorded on a gross basis in the consolidated statements of income (loss).

Other revenues

Also reported as investment management and service fees in the Company’s consolidated statements of income (loss) are other revenues from contracts with customers, primarily consisting of mutual fund reimbursements and other brokerage income.

Other income

Revenues from contracts with customers reported as other income in the Company’s consolidated statements of income (loss) primarily consist of advisory account fees and brokerage commissions from the Company’s broker-dealer operations and sales commissions from the Company’s general agents for the distribution of non-affiliate insurers’ life insurance and annuity products. These revenues are recognized at month-end when constraining factors, such as AUM and product mix, are resolved and the transaction pricing no longer is variable such that the value of consideration can be determined. The change in deposit asset/liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of significant loss from insurance risk is included in other income.

Accounting and Consolidation of VIEs

For all new investment products and entities developed by the Company, the Company first determines whether the entity is a VIE, which involves determining an entity’s variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity is determined to be a VIE, the Company then determines whether it is the primary beneficiary of the VIE based on its beneficial interests. If the Company is deemed to be the primary beneficiary of the VIE, the Company consolidates the entity.

Quarterly, management of the Company reviews its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client AUM to determine the entities the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts, and limited partnerships.

The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

Consolidated VIEs

As of December 31, 2024 and 2023, the Company consolidated limited partnerships and LLCs for which it was identified as the primary beneficiary under the VIEs model. Included in other invested assets and mortgage loans on real estate in the Company’s consolidated balance sheets at December 31, 2024 and 2023 are total assets of $1.3 billion and $1.1 billion, respectively related to these VIEs.

Non-Consolidated VIEs

As of December 31, 2024 and 2023, respectively, the Company held approximately $2.2 billion and $2.5 billion of investment assets in the form of equity interests issued by non-corporate legal entities determined under the guidance to be VIEs, such as limited partnerships and limited liability companies, including CLOs, hedge funds, private equity funds and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as the primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheets as other equity investments and applies the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $346.6 billion and $268.5 billion as of December 31, 2024 and 2023, respectively. The Company’s maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $2.2 billion and $2.5 billion and approximately $0.9 billion and $1.2 billion of unfunded commitments as of December 31, 2024 and 2023, respectively. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of MRB, liabilities for future policyholder benefits and additional liability update.

However, the Company updates its assumptions as needed in the event it becomes aware of economic conditions or events that could require a change in assumptions that it believes may have a significant impact to the carrying value of product liabilities and assets and consequently materially impact its earnings in the period of the change.

MRB Update

The Company updates its assumptions to reflect emerging experience for withdrawals, mortality and lapse election. This includes actuarial judgement informed by actual experience of how policy holders are expected to use these policies in the future.

LFPB Update

The significant assumptions for the LFPB balances include mortality and lapses for our Traditional life business.

Additional Liability Update

The significant assumptions for the additional insurance liability balances include mortality, lapses, premium payment pattern, interest crediting assumption.

Impact of Assumption Updates

The net impact of assumption changes during 2024 increased other income by $4 million, increased remeasurement of liability for future policy benefits by $25 million and decreased policyholders’ benefits by $2 million. This resulted in a decrease in income (loss) from operations, before income taxes of $19 million and a decrease in net income (loss) by $15 million.

The net impact of assumption changes during 2023 decreased other income by $51 million, increased remeasurement of liability for future policy benefits by $36 million, increased policyholders’ benefits by $10 million and decreased change in market risk benefits and purchased market risk benefits by $50 million. This resulted in a decrease in income (loss) from operations, before income taxes of $47 million and a decrease in net income (loss) by $37 million.

The net impact of assumption changes during 2022 increased remeasurement of liability for future policy benefits by $8 million, decreased policyholders’ benefits by $2 million, increased change in market risk benefits and purchased market risk benefits by $206 million and increased interest credited to policyholder’s account balances by $1 million. This resulted in a decrease in income (loss) from operations, before income taxes of $213 million and a decrease in net income (loss) by $168 million.

Model Changes

There were no material model changes during 2024, 2023 and 2022.

3)	INVESTMENTS

Fixed Maturities AFS

The components of fair value and amortized cost for fixed maturities classified as AFS on the consolidated balance sheets excludes accrued interest receivable because the Company elected to present accrued interest receivable within other assets. Accrued interest receivable on AFS fixed maturities as of December 31, 2024 and 2023 was $508 million and $528 million, respectively. There was no accrued interest written off for AFS fixed maturities for the years ended December 31, 2024, 2023 and 2022.

The following tables provide information relating to the Company’s fixed maturities classified as AFS:

AFS Fixed Maturities by Classification

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
December 31, 2024
Fixed Maturities:
Corporate(1)	$42,078	$2	$173	$5,604	$36,645
U.S. Treasury, government and agency	5,725	—	—	1,507	4,218
States and political subdivisions	385	—	1	74	312
Foreign governments	639	—	1	134	506
Residential mortgage-backed(2)	1,840	—	3	128	1,715
Asset-backed(3)	7,495	—	37	52	7,480
Commercial mortgage-backed	3,510	—	1	369	3,142
Redeemable preferred stock	56	—	3	—	59

Total at December 31, 2024	$61,728	$2	$219	$7,868	$54,077

December 31, 2023:
Fixed Maturities:
Corporate(1)	$42,014	$4	$217	$4,960	$37,267
U.S. Treasury, government and agency	5,639	—	2	1,102	4,539
States and political subdivisions	525	—	9	64	470
Foreign governments	689	—	2	110	581
Residential mortgage-backed(2)	1,469	—	3	128	1,344
Asset-backed(3)	8,092	—	20	107	8,005
Commercial mortgage-backed	3,400	—	1	501	2,900
Redeemable preferred stock	56	—	3	—	59

Total at December 31, 2023	$61,884	$4	$257	$6,972	$55,165

(1)	Corporate fixed maturities include both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.

The contractual maturities of AFS fixed maturities as of December 31, 2024 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or pre-pay obligations with or without call or pre-payment penalties.

Contractual Maturities of AFS Fixed Maturities

	Amortized Cost (Less Allowance for Credit Losses)	Fair Value
	(in millions)
December 31, 2024:
Contractual maturities:
Due in one year or less	$2,223	$2,212
Due in years two through five	11,193	10,822
Due in years six through ten	12,702	11,741
Due after ten years	22,707	16,906

Subtotal	48,825	41,681
Residential mortgage-backed	1,840	1,715
Asset-backed	7,495	7,480
Commercial mortgage-backed	3,510	3,142
Redeemable preferred stock	56	59

Total at December 31, 2024	$61,726	$54,077

The following table shows proceeds from sales, gross gains (losses) from sales and allowance for credit losses for AFS fixed maturities:

Proceeds from Sales, Gross Gains (Losses) from Sales and Allowance for Credit and Intent to Sell Losses for AFS Fixed Maturities

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Proceeds from sales	$1,832	$6,471	$11,683

Gross gains on sales(1)	$5	$9	$38

Gross losses on sales(2)	$(56)	$(594)	$(668)

Net (increase) decrease in Allowance for Credit and Intent to Sell losses	$(7)	$(67)	$(253)

(1)

Includes $0 million and $0 million for the years ended December 31, 2024 and 2023, respectively, of gross gains related to funds withheld assets and NI modco assets held by the Company in support of Equitable America’s reinsurance obligations to the Company. These realized gains are included in other investment gains (losses), net.

(2)

Includes $32 million, and $153 million for the years ended December 31, 2024 and 2023, respectively, of gross losses related to funds withheld assets and NI modco assets held by the Company in support of Equitable America’s reinsurance obligations to the Company. These realized losses are included in other investment gains (losses), net.

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts:

AFS Fixed Maturities — Credit and Intent to Sell Loss Impairments

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Balance, beginning of period	$48	$36	$42
Previously recognized impairments on securities that matured, paid, prepaid or sold	(8)	(65)	(261)
Recognized impairments on securities impaired to fair value this period(1)(2)	—	50	246
Credit losses recognized this period on securities for which credit losses were not previously recognized	5	15	—
Additional credit losses this period on securities previously impaired	2	12	9

Balance, end of period	$47	$48	$36

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

(2)

Amounts reflected for the year ended December 31, 2023 represent AFS fixed maturities in an unrealized loss position, which the Company sold in anticipation of the Company’s ordinary dividend to Holdings. Amounts reflected for the year ended December 31, 2022 represent an impairment on AFS Securities of $245 million related to the Global Atlantic Transaction.

The tables below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI:

Net Unrealized Gains (Losses) on AFS Fixed Maturities

	Year Ended December 31, 2024
	Net Unrealized Gains (Losses) on Investments	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)(1)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)(1)
	(in millions)
Balance, beginning of period	$(6,715)	$13	$227	$(6,475)
Net investment gains (losses) arising during the period	(989)	—	—	(989)
Reclassification adjustment:
Included in net income (loss)	61	—	—	61
Other	—	—	23	23
Impact of net unrealized investment gains (losses)	—	7	194	201

Net unrealized investment gains (losses) excluding credit losses	(7,643)	20	444	(7,179)
Net unrealized investment gains (losses) with credit losses	(6)	—	1	(5)

Balance, end of period	$(7,649)	$20	$445	$(7,184)

	Year Ended December 31, 2023
Balance, beginning of period	$(9,116)	$21	$420	$(8,675)
Net investment gains (losses) arising during the period	1,753	—	—	1,753
Reclassification adjustment:
Included in net income (loss)	652	—	—	652
Other	—	—	310	310
Impact of net unrealized investment gains (losses)	—	(8)	(504)	(512)

Net unrealized investment gains (losses) excluding credit losses	(6,711)	13	226	(6,472)
Net unrealized investment gains (losses) with credit losses	(4)	—	1	(3)

Balance, end of period	$(6,715)	$13	$227	$(6,475)

	Year Ended December 31, 2022
Balance, beginning of period	$4,462	$(703)	$(790)	$2,969
Transition adjustment	—	—	—	—
Net investment gains (losses) arising during the period	(14,456)	—	—	(14,456)
Reclassification adjustment:
Included in Net income (loss)	885	—	—	885
Other(2)	—	—	(1,489)	(1,489)
Excluded from Net income (loss)	—	—	—	—
Impact of net unrealized investment gains (losses)	—	724	2,698	3,422

Net unrealized investment gains (losses) excluding credit losses	(9,109)	21	419	(8,669)
Net unrealized investment gains (losses) with credit losses	(7)	—	1	(6)

Balance, end of period	$(9,116)	$21	$420	$(8,675)

(1)	Certain balances were revised from previously filed financial statements.
(2)

Reflects a Deferred Tax Asset valuation allowance of $1.5 billion recorded during the fourth quarter of 2022. See Note 16 of the Notes to these Consolidated Financial Statements for additional details.

The following tables disclose the fair values and gross unrealized losses of the 3,735 issues as of December 31, 2024 and the 3,986 issues as of December 31, 2023 that are not deemed to have credit losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

AFS Fixed Maturities in an Unrealized Loss Position for Which No Allowance is Recorded

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2024
Fixed Maturities:
Corporate	$4,485	$112	$25,752	$5,482	$30,237	$5,594
U.S. Treasury, government and agency	104	3	4,056	1,504	4,160	1,507
States and political subdivisions	26	—	219	74	245	74
Foreign governments	32	1	450	133	482	134
Residential mortgage-backed	539	7	838	121	1,377	128
Asset-backed	436	3	685	49	1,121	52
Commercial mortgage-backed	135	2	2,832	367	2,967	369

Total at December 31, 2024	$5,757	$128	$34,832	$7,730	$40,589	$7,858

December 31, 2023:
Fixed Maturities:
Corporate	$1,693	$119	$29,617	$4,839	$31,310	$4,958
U.S. Treasury, government and agency	111	2	4,361	1,100	4,472	1,102
States and political subdivisions	10	—	244	64	254	64
Foreign governments	8	1	514	109	522	110
Residential mortgage-backed	74	1	1,030	127	1,104	128
Asset-backed	238	—	5,499	107	5,737	107
Commercial mortgage-backed	62	11	2,796	490	2,858	501

Total at December 31, 2023	$2,196	$134	$44,061	$6,836	$46,257	$6,970

The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 1.1% of total corporate securities. The largest exposures to a single issuer of corporate securities held as of December 31, 2024 and 2023 were $400 million and $360 million, respectively, representing 13.9% and 21.9% of the total consolidated equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the NAIC designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). As of December 31, 2024 and 2023, respectively, approximately $1.6 billion and $2.5 billion, or 2.6% and 4.1%, of the $61.7 billion and $61.9 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $62 million and $102 million as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, respectively, the $7.7 billion and $6.8 billion of gross unrealized losses of twelve months or more were primarily concentrated in corporate securities. In accordance with the policy described in Note 2 of the Notes to these Consolidated Financial Statements, the Company concluded that an adjustment to the allowance for credit losses for these securities was not warranted at either December 31, 2024 or December 31, 2023. As of December 31, 2024 and 2023, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

Based on the Company’s evaluation both qualitatively and quantitatively of the drivers of the decline in fair value of fixed maturity securities as of December 31, 2024, the Company determined that the unrealized loss was primarily due to increases in interest rates and credit spreads.

Securities Lending

Beginning in 2023, the Company entered into securities lending agreements with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2024 and 2023, the estimated fair value of loaned securities was $114 million and $91 million. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as cash collateral, calculated daily. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. As of December 31, 2024 and 2023, cash collateral received in the amount of $117 million and $93 million was invested by the agent bank. A securities lending payable for the overnight and continuous loans is included in other liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income and were not material for the years ended December 31, 2024 and 2023.

Mortgage Loans on Real Estate

In September 2023, the Company began investing in residential mortgage loans. Accrued interest receivable on commercial, agricultural and residential mortgage loans as of December 31, 2024 and 2023 was $84 million and $81 million, respectively. There was no accrued interest written off for commercial, agricultural and residential mortgage loans for the years ended December 31, 2024 and 2023.

As of December 31, 2024, the Company foreclosed on one commercial mortgage loan that had an amortized cost of $108 million and an associated allowance of $54 million, that it re-acquired as wholly owned real estate with a cost of $56 million. As of December 31, 2024, there were no other mortgage loans for which foreclosure was probable.

Allowance for Credit Losses on Mortgage Loans

The change in the allowance for credit losses for commercial, agricultural and residential mortgage loans were as follows:

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Allowance for credit losses on mortgage loans:
Commercial mortgages:
Balance, beginning of period	$270	$123	$57
Current-period provision for expected credit losses	58	147	66
Write-offs charged against the allowance	(75)	—	—
Recoveries of amounts previously written off	—	—	—

Net change in allowance	(17)	147	66

Balance, end of period	$253	$270	$123

Agricultural mortgages:
Balance, beginning of period	$6	$6	$5
Current-period provision for expected credit losses	9	—	1
Write-offs charged against the allowance	—	—	—
Recoveries of amounts previously written off	—	—	—

Net change in allowance	9	—	1

Balance, end of period	$15	$6	$6

Residential mortgages:
Balance, beginning of period	$1	$—	$—
Current-period provision for expected credit losses	1	1	—
Write-offs charged against the allowance	—	—	—
Recoveries of amounts previously written off	—	—	—

Net change in allowance	1	1	—

Balance, end of period	$2	$1	$—

Total allowance for credit losses	$270	$277	$129

The change in the allowance for credit losses is attributable to:

•	increases/decreases in the loan balance due to new originations, maturing mortgages, and loan amortization and

•	changes in credit quality and economic assumptions.

Credit Quality Information

The Company’s commercial and agricultural mortgage loans segregated by risk rating exposure were as follows:

Loan to Value (“LTV”) Ratios(1)(3)

	December 31, 2024
	Amortized Cost Basis by Origination Year
	2024	2023	2022	2021	2020	Prior	Revolving Loans Amortized Cost Basis	Revolving Loans Converted to Term Loans Amortized Cost Basis	Total
	(in millions)
Commercial and agricultural mortgage loans:
Commercial:
0% - 50%	$150	$280	$137	$212	$269	$1,531	$—	$—	$2,579
50% - 70%	703	692	1,622	628	318	2,083	441	201	6,688
70% - 90%	—	246	707	918	396	1,187	101	206	3,761
90% plus	—	—	616	322	309	1,290	—	—	2,537

Total commercial	$853	$1,218	$3,082	$2,080	$1,292	$6,091	$542	$407	$15,565

Agricultural:
0% - 50%	$49	$98	$160	$202	$269	$882	$—	$—	$1,660
50% - 70%	160	59	126	130	144	273	—	—	892
70% - 90%	—	—	—	—	—	16	—	—	16
90% plus	—	—	—	—	—	—	—	—	—

Total agricultural	$209	$157	$286	$332	$413	$1,171	$—	$—	$2,568

Total commercial and agricultural mortgage loans:
0% - 50%	$199	$378	$297	$414	$538	$2,413	$—	$—	$4,239
50% - 70%	863	751	1,748	758	462	2,356	441	201	7,580
70% - 90%	—	246	707	918	396	1,203	101	206	3,777
90% plus	—	—	616	322	309	1,290	—	—	2,537

Total commercial and agricultural mortgage loans	$1,062	$1,375	$3,368	$2,412	$1,705	$7,262	$542	$407	$18,133

Debt Service Coverage (“DSC”) Ratios(2)(3)

	December 31, 2024
	Amortized Cost Basis by Origination Year
	2024	2023	2022	2021	2020	Prior	Revolving Loans Amortized Cost Basis	Revolving Loans Converted to Term Loans Amortized Cost Basis	Total
	(in millions)
Commercial and agricultural mortgage loans:
Commercial:
Greater than 2.0x	$150	$176	$609	$1,255	$916	$3,301	$—	$—	$6,407
1.8x to 2.0x	—	75	50	149	376	607	176	182	1,615
1.5x to 1.8x	283	211	727	—	—	1,060	44	189	2,514
1.2x to 1.5x	273	381	542	433	—	661	—	—	2,290
1.0x to 1.2x	147	366	643	193	—	359	322	36	2,066
Less than 1.0x	—	9	511	50	—	103	—	—	673

Total commercial	$853	$1,218	$3,082	$2,080	$1,292	$6,091	$542	$407	$15,565

Agricultural:
Greater than 2.0x	$12	$5	$41	$34	$57	$157	$—	$—	$306
1.8x to 2.0x	11	17	24	54	28	79	—	—	213
1.5x to 1.8x	49	11	44	27	120	175	—	—	426
1.2x to 1.5x	47	46	89	138	113	422	—	—	855
1.0x to 1.2x	71	47	63	68	87	307	—	—	643
Less than 1.0x	19	31	25	11	8	31	—	—	125

Total agricultural	$209	$157	$286	$332	$413	$1,171	$—	$—	$2,568

Total commercial and agricultural mortgage loans:
Greater than 2.0x	$162	$181	$650	$1,289	$973	$3,458	$—	$—	$6,713
1.8x to 2.0x	11	92	74	203	404	686	176	182	1,828
1.5x to 1.8x	332	222	771	27	120	1,235	44	189	2,940
1.2x to 1.5x	320	427	631	571	113	1,083	—	—	3,145
1.0x to 1.2x	218	413	706	261	87	666	322	36	2,709
Less than 1.0x	19	40	536	61	8	134	—	—	798

Total commercial and agricultural mortgage loans	$1,062	$1,375	$3,368	$2,412	$1,705	$7,262	$542	$407	$18,133

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
(3)	Residential mortgage loans are excluded from the above tables.

LTV Ratios(1)(3)

	December 31, 2023
	Amortized Cost Basis by Origination Year
	2023	2022	2021	2020	2019	Prior	Revolving Loans Amortized Cost Basis	Revolving Loans Converted to Term Loans Amortized Cost Basis	Total
	(in millions)
Commercial and agricultural mortgage loans:
Commercial:
0% - 50%	$191	$164	$129	$35	$—	$1,540	$—	$—	$2,059
50% - 70%	703	1,916	671	750	299	2,319	463	96	7,217
70% - 90%	308	1,197	1,236	523	245	1,384	37	35	4,965
90% plus	—	—	66	54	92	858	—	—	1,070

Total commercial	$1,202	$3,277	$2,102	$1,362	$636	$6,101	$500	$131	$15,311

Agricultural:
0% - 50%	$102	$162	$191	$235	$132	$802	$—	$—	$1,624
50% - 70%	60	146	152	201	58	288	—	—	905
70% - 90%	—	—	—	—	—	16	—	—	16
90% plus	—	—	—	—	—	—	—	—	—

Total agricultural	$162	$308	$343	$436	$190	$1,106	$—	$—	$2,545

Total commercial and agricultural mortgage loans:
0% - 50%	$293	$326	$320	$270	$132	$2,342	$—	$—	$3,683
50% - 70%	763	2,062	823	951	357	2,607	463	96	8,122
70% - 90%	308	1,197	1,236	523	245	1,400	37	35	4,981
90% plus	—	—	66	54	92	858	—	—	1,070

Total commercial and agricultural mortgage loans	$1,364	$3,585	$2,445	$1,798	$826	$7,207	$500	$131	$17,856

DSC Ratios(2)(3)

	December 31, 2023
	Amortized Cost Basis by Origination Year
	2023	2022	2021	2020	2019	Prior	Revolving Loans Amortized Cost Basis	Revolving Loans Converted to Term Loans Amortized Cost Basis	Total
	(in millions)
Commercial and agricultural mortgage loans:
Commercial:
Greater than 2.0x	$175	$693	$1,125	$1,135	$249	$3,256	$—	$—	$6,633
1.8x to 2.0x	—	—	182	167	171	662	383	96	1,661
1.5x to 1.8x	80	1,060	234	—	162	924	—	—	2,460
1.2x to 1.5x	469	687	457	—	11	838	41	—	2,503
1.0x to 1.2x	470	668	38	—	43	317	76	35	1,647
Less than 1.0x	8	169	66	60	—	104	—	—	407

Total commercial	$1,202	$3,277	$2,102	$1,362	$636	$6,101	$500	$131	$15,311

Agricultural:
Greater than 2.0x	$7	$50	$36	$59	$20	$179	$—	$—	$351
1.8x to 2.0x	18	16	56	33	23	61	—	—	207
1.5x to 1.8x	12	50	31	109	17	193	—	—	412
1.2x to 1.5x	46	111	148	170	98	365	—	—	938
1.0x to 1.2x	47	57	68	57	26	284	—	—	539
Less than 1.0x	32	24	4	8	6	24	—	—	98

Total agricultural	$162	$308	$343	$436	$190	$1,106	$—	$—	$2,545

Total commercial and agricultural mortgage loans:
Greater than 2.0x	$182	$743	$1,161	$1,194	$269	$3,435	$—	$—	$6,984
1.8x to 2.0x	18	16	238	200	194	723	383	96	1,868
1.5x to 1.8x	92	1,110	265	109	179	1,117	—	—	2,872
1.2x to 1.5x	515	798	605	170	109	1,203	41	—	3,441
1.0x to 1.2x	517	725	106	57	69	601	76	35	2,186
Less than 1.0x	40	193	70	68	6	128	—	—	505

Total commercial and agricultural mortgage loans	$1,364	$3,585	$2,445	$1,798	$826	$7,207	$500	$131	$17,856

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
(3)	Residential mortgage loans are excluded from the above tables.

The amortized cost of residential mortgage loans by credit quality indicator and origination year was as follows:

	December 31, 2024
	Amortized Cost Basis by Origination Year
	2024	2023	2022	2021	2020	Prior	Total
	(in millions)

Performance indicators:
Performing	$—	$247	$114	$70	$2	$2	$435
Nonperforming	—	—	—	—	—	—	—

Total	$—	$247	$114	$70	$2	$2	$435

	December 31, 2023
	Amortized Cost Basis by Origination Year
	2023	2022	2021	2020	2019	Prior	Total
	(in millions)

Performance indicators:
Performing	$98	$121	$74	$2	$1	$2	$298
Nonperforming	—	—	—	—	—	—	—

Total	$98	$121	$74	$2	$1	$2	$298

Past-Due and Nonaccrual Mortgage Loan Status

The aging analysis of past-due mortgage loans were as follows:

Age Analysis of Past Due Mortgage Loans(1)

	Accruing Loans						Non- accruing Loans	Total Loans	Non- accruing Loans with No Allowance	Interest Income on Non- accruing Loans
	Past Due				Current	Total
	30-59 Days	60-89 Days	90 Days or More	Total
	(in millions)

December 31, 2024:
Mortgage loans:
Commercial	$—	$—	$—	$—	$15,508	$15,508	$57	$15,565	$—	$1
Agricultural	12	1	33	46	2,486	2,532	36	2,568	—	—
Residential	—	1	—	1	434	435	—	435	—	—

Total	$12	$2	$33	$47	$18,428	$18,475	$93	$18,568	$—	$1

December 31, 2023:
Mortgage loans:
Commercial	$32	$—	$—	$32	$15,045	$15,077	$234	$15,311	$—	$7
Agricultural	7	5	40	52	2,474	2,526	19	2,545	—	—
Residential	—	—	—	—	298	298	—	298	—	—

Total	$39	$5	$40	$84	$17,817	$17,901	$253	$18,154	$—	$7

(1)	Amounts presented at amortized cost basis.

As of December 31, 2024 and 2023, the amortized cost of problem mortgage loans that had been classified as non-accrual loans were $36 million and $127 million, respectively.

Troubled Debt Restructuring

There were no TDRs during the three months ended December 31, 2024. There was one TDR during the year ended December 31, 2024. The Company granted a modification splitting the commercial mortgage loan into two notes. One note retaining the original loan terms and the second note with an increased interest rate to market terms and required management of excess cash. The loans have an amortized cost of $65 million. The impact to Investment income or gains (losses) as a result of this modification for the year ended December 31, 2024 was not material to the consolidated financial statements.

During 2023, the Company granted modification of interest rates on four commercial mortgage loans, but not to market terms and required management of excess cash. The loans have an amortized cost of $228 million which represents 1.5% of total commercial mortgage loans. Two of the four loans also have term extensions of 17 months to 4 years. The impact to Investment income or gains (losses) as a result of these modifications in 2023 was not material to the consolidated financial statements. For the accounting policy pertaining to our TDRs see Note 2 of the Notes to these Consolidated Financial Statements.

The above modifications are performing in accordance with their restructured terms.

Equity Securities

The breakdown of unrealized and realized gains and (losses) on equity securities was as follows:

Unrealized and Realized Gains (Losses) from Equity Securities

	Year Ended December 31,
	2024	2023	2022
	(in millions)

Net investment gains (losses) recognized during the period on securities held at the end of the period	$20	$31	$(109)
Net investment gains (losses) recognized on securities sold during the period	(3)	(8)	(36)

Unrealized and realized gains (losses) on equity securities	$17	$23	$(145)

Trading Securities

As of December 31, 2024 and 2023, respectively, the fair value of the Company’s trading securities was $809 million and $257 million. As of December 31, 2024 and 2023, respectively, trading securities included the General Account’s investment in Separate Accounts had carrying values of $63 million and $48 million.

The breakdown of net investment income (loss) from trading securities was as follows:

Net Investment Income (Loss) from Trading Securities

	Year Ended December 31,
	2024	2023	2022
	(in millions)

Net investment gains (losses) recognized during the period on securities held at the end of the period	$25	$19	$(35)
Net investment gains (losses) recognized on securities sold during the period	(2)	(5)	(6)

Unrealized and realized gains (losses) on trading securities	23	14	(41)
Interest and dividend income from trading securities	27	12	13

Net investment income (loss) from trading securities	$50	$26	$(28)

Net Investment Income (Loss)

The following table breaks out net investment income (loss) by asset category:

	Year Ended December 31, 2024
	Excluding(1) Funds Withheld and NI Modco	Funds Withheld and NI Modco	Total
	(in millions)

Fixed maturities	$1,574	$1,012	$2,586
Mortgage loans on real estate	581	334	915
Other equity investments	169	23	192
Policy loans	191	14	205
Trading securities	50	—	50
Other investment income	(129)	34	(95)

Gross investment income (loss)	2,436	1,417	3,853

Investment expenses	(222)	(128)	(350)

Net investment income (loss)	$2,214	$1,289	$3,503

	Year Ended December 31, 2023
	Excluding(1) Funds Withheld and NI Modco	Funds Withheld and NI Modco	Total
	(in millions)

Fixed maturities	$1,936	$828	$2,764
Mortgage loans on real estate	542	261	803
Other equity investments	125	(21)	104
Policy loans	188	11	199
Trading securities	26	—	26
Other investment income	8	22	30

Gross investment income (loss)	2,825	1,101	3,926

Investment expenses	(229)	(96)	(325)

Net investment income (loss)	$2,596	$1,005	$3,601

	Year Ended December 31, 2022
	Excluding(1) Funds Withheld and NI Modco	Funds Withheld and NI Modco	Total
	(in millions)

Fixed maturities	$2,478	$—	$2,478
Mortgage loans on real estate	586	—	586
Other equity investments	74	—	74
Policy loans	203	—	203
Trading securities	(28)	—	(28)
Other investment income	57	—	57

Gross investment income (loss)	3,370	—	3,370

Investment expenses	(293)	—	(293)

Net investment income (loss)	$3,077	$—	$3,077

(1)	“NI Modco” represents modco arrangement on non-insulated Separate Accounts as part of the Reinsurance Treaty with Equitable America.

Investment Gains (Losses), Net

Investment gains (losses), net including changes in the valuation allowances and credit losses are as follows:

	Year Ended December 31, 2024
	Excluding(1) Funds Withheld and NI Modco	Funds Withheld and NI Modco	Total
	(in millions)
Fixed maturities	$(29)	$(32)	$(61)
Mortgage loans on real estate	(38)	(32)	(70)
Other equity investments(1)	—	—	—
Other	6	—	6

Investment gains (losses), net	$(61)	$(64)	$(125)

	Year Ended December 31, 2023
	Excluding(1) Funds Withheld and NI Modco	Funds Withheld and NI Modco	Total
	(in millions)
Fixed maturities	$(497)	$(155)	$(652)
Mortgage loans on real estate	(59)	(90)	(149)
Other equity investments	—	—	—
Other	1	—	1

Investment gains (losses), net	$(555)	$(245)	$(800)

	Year Ended December 31, 2022
	Excluding(1) Funds Withheld and NI Modco	Funds Withheld and NI Modco	Total
	(in millions)

Fixed maturities	$(885)	$—	$(885)
Mortgage loans on real estate	(66)	—	(66)
Other equity investments	—	—	—
Other	(11)	—	(11)

Investment gains (losses), net	$(962)	$—	$(962)

(1)	“NI Modco” represents modco arrangement on non-insulated Separate Accounts as part of the Reinsurance Treaty with Equitable America.

For the years ended December 31, 2024, 2023 and 2022, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders’ account balances totaled $2 million, $1 million and $1 million.

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of TIPS and cash flow hedges, which are discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement (“TAR”) to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features which are accounted for as market risk benefits. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB feature and are accounted for as market risk benefits is that under-performance of the financial markets could result in the GMxB features benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience compared to expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. The reinsurance of these features is accounted for as purchased market risk benefits. In addition, on June 1, 2021, we ceded legacy variable annuity policies sold by Equitable Financial between 2006-2008 (the “Block”), comprised of non-New York “Accumulator” policies containing fixed rate GMIB and/or GMDB guarantees to CS Life. As this contract provides full risk transfer and thus has the same risk attributes as the underlying direct contracts, the benefits of this treaty are accounted for in the same manner as the underlying gross reserves and therefore the amounts due from reinsurers related to the GMIB and GMDB are accounted for as purchased market risk benefits.

The Company has in place an economic hedge program using U.S. Treasury futures to partially protect the overall profitability of future variable annuity sales against declining interest rates.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, SIO, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the SCS variable annuity, SIO in the EQUI-VEST variable annuity series, MSO in the variable life insurance products and IUL insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

Derivatives Used to Hedge Equity Market Risks Associated with the General Account’s Seed Money Investments in Retail Mutual Funds

The Company’s General Account seed money investments in retail mutual funds expose us to market risk, including equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

Derivatives Used for General Account Investment Portfolio

The Company purchased credit default swaps to mitigate its exposure to a reference entity through cash positions. These positions do not replicate credit spreads.

The Company purchased 30-year TIPS and other sovereign bonds, both inflation-linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond’s coupons and principal at maturity in the bond’s specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

Derivatives Utilized to Hedge Exposure to Foreign Currency Denominated Cash Flows

The Company purchases private placement debt securities and issues funding agreements in the Funding Agreement

Backed Notes (“FABN”) program in currencies other than its functional U.S. dollar currency. The Company enters into cross currency swaps with external counterparties to hedge the exposure of the foreign currency denominated cash flows of these instruments. The foreign currency received from or paid to the cross currency swap counterparty is exchanged for fixed U.S. dollar amounts with improved net investment yields or net product costs over equivalent U.S. dollar denominated instruments issued at that time. The transactions are accounted for as cash flow hedges when they are designated in hedging relationships and qualify for hedge accounting.

These cross currency swaps are for the period the foreign currency denominated private placement debt securities and funding agreement are outstanding, with the longest cross currency swap expiring in 2033. Since these cross currency swaps are designated and qualify as cash flow hedges, the corresponding interest accruals are recognized in net investment income and in interest credited to policyholders’ account balances.

The tables below present quantitative disclosures about the Company’s derivative instruments designated in hedging relationships and derivative instruments which have not been designated in hedging relationships, including those embedded in other contracts required to be accounted for as derivative instruments.

The following table presents the gross notional amount and fair value of the Company’s derivatives:

Derivative Instruments by Category

	December 31, 2024
		Fair Value
	Notional Amount	Notional Amount- FWH and NI Modco	Derivative Assets	Derivative Assets - FWH and NI Modco	Derivative Liabilities	Derivative Liabilities - FWH and NI Modco	Net Derivatives
	(in millions)
Derivatives: designated for hedge accounting(1)
Cash flow hedges:
Currency swaps	$2,574	$—	$101	$—	$94	$—	$7
Interest swaps	952	—	—	—	306	—	(306)

Total: designated for hedge accounting	3,526	—	101	—	400	—	(299)
Derivatives: not designated for hedge accounting(1)
Equity contracts:
Futures	5,500	3,838	—	—	—	—	—
Swaps	1,837	14,210	3	59	5	—	57
Options	10,892	45,863	3,691	12,929	842	2,581	13,197
Interest rate contracts:
Futures	1,679	6,137	—	—	—	—	—
Swaps	340	314	—	—	29	12	(41)
Credit contracts:
Credit default swaps	75	—	—	—	1	—	(1)
Currency contracts:
Currency swaps	828	—	26	—	—	—	26
Other freestanding contracts:
Margin	—	—	276	210	—	—	486
Collateral	—	—	132	—	13,737	—	(13,605)

Total: Not designated for hedge accounting	21,151	70,362	4,128	13,198	14,614	2,593	119

Embedded derivatives:
SCS, SIO, MSO and IUL indexed features(2)(5)	—	—	9,322	—	12,605	—	(3,283)
Funds withheld payable(3)	—	—	—	—	150	—	(150)
Modco payable(4)	—	—	(345)	—	—	—	(345)

Total embedded derivatives	—	—	8,977	—	12,755	—	(3,778)

Total derivative instruments	$24,677	$70,362	$13,206	$13,198	$27,769	$2,593	$(3,958)

(1)	Reported in other invested assets in the consolidated balance sheets.
(2)	Reported in policyholders’ account balances in the consolidated balance sheets.
(3)	Reported in funds withheld payable in the consolidated balance sheets.
(4)	Recorded in amounts due to reinsurers.
(5)	SCS embedded derivative asset is recorded as a modco receivable. This is presented net in the consolidated balance sheets.

	December 31, 2023
			Fair Value
	Notional Amount	Notional Amount - FWH and NI Modco	Derivative Assets	Derivative Assets - FWH and NI Modco	Derivative Liabilities	Derivative Liabilities - FWH and NI Modco	Net Derivatives
	(in millions)
Derivatives: designated for hedge accounting(1)
Cash flow hedges:
Currency swaps	$2,358	$—	$79	$—	$90	$—	$(11)
Interest swaps	952	—	—	—	311	—	(311)

Total: designated for hedge accounting	3,310	—	79	—	401	—	(322)
Derivatives: not designated for hedge accounting(1)
Equity contracts:
Futures	2,055	3,429	—	—	—	—	—
Swaps	1,996	12,930	7	45	—	—	52
Options	7,445	41,501	2,169	9,675	524	2,203	9,117
Interest rate contracts:
Futures	1,000	6,572	—	—	—	—	—
Swaps	495	2,381	34	83	1	1	115
Credit contracts:
Credit default swaps	103	—	—	—	2	—	(2)
Currency contracts:
Currency swaps	823	—	—	—	27	—	(27)
Other freestanding contracts:
Margin	—	—	96	231	—	—	327
Collateral	—	—	75	—	8,276	—	(8,201)

Total: Not designated for hedge accounting	13,917	66,813	2,381	10,034	8,830	2,204	1,381

Embedded derivatives:
SCS, SIO, MSO and IUL indexed features(2)(5)	—	—	7,140	—	9,081	—	(1,941)
Funds withheld payable(3)	—	—	—	—	100	—	(100)
Modco payable(4)	—	—	(411)	—	—	—	(411)

Total embedded derivatives	—	—	6,729	—	9,181	—	(2,452)

Total derivative instruments	$17,227	$66,813	$9,189	$10,034	$18,412	$2,204	$(1,393)

(1)	Reported in other invested assets in the consolidated balance sheets.
(2)	Reported in policyholders’ account balances in the consolidated balance sheets.
(3)	Reported in funds withheld payable in the consolidated balance sheets.
(4)	Recorded in amounts due from reinsurers in the consolidated balance sheets.
(5)	SCS embedded derivative asset is recorded as a modco receivable. This is presented net in the consolidated balance sheets.

The following table presents the effects of derivative instruments on the consolidated statements of income (loss) and comprehensive income (loss):

	Year Ended December 31, 2024					Year Ended December 31, 2023
	Net Derivatives Gains (Losses)(1)(2)	Net-FWH and NI modco Derivatives Gains (Losses)	Net Investment Income	Interest Credited To Policyholders Account Balances	AOCI	Net Derivatives Gains (Losses)(1)(2)	Net-FWH and NI modco Derivatives Gains (Losses)	Net Investment Income	Interest Credited To Policyholders Account Balances	AOCI
	(in millions)
Derivative instruments:
Derivatives: designated for hedge accounting
Cash flow hedges:
Currency swaps	$2	$—	$15	$(49)	$56	$(4)	$—	$13	$(23)	$(12)
Interest swaps	—	—	(11)	—	32	(18)	—	58	—	(40)

Total: designated for hedge accounting	2	—	4	(49)	88	(22)	—	71	(23)	(52)
Derivatives: not designated for hedge accounting
Equity contracts:
Futures	173	(222)	—	—	—	(32)	(266)	—	—	—
Swaps	(193)	(1,630)	—	—	—	(797)	(1,187)	—	—	—
Options	1,082	4,326	—	—	—	2,117	3,321	—	—	—
Interest rate contracts:
Futures	(67)	72	—	—	—	(9)	56	—	—	—
Swaps	(61)	(262)	—	—	—	(8)	20	—	—	—
Swaptions	—	—	—	—	—	—	—	—	—	—
Credit contracts:
Credit default swaps	—	—	—	—	—	(1)	—	—	—	—
Currency contracts:
Currency swaps	29	—	—	—	—	(23)	—	—	—	—
Currency forwards	—	—	—	—	—	—	—	—	—	—
Other contracts:
Margin	—	—	—	—	—	—	—	—	—	—
Collateral	—	—	—	—	—	—	—	—	—	—

Total: not designated for hedge accounting	963	2,284	—	—	—	1,247	1,944	—	—	—
Embedded derivatives:
SCS, SIO, MSO and IUL indexed features	(1,416)	—	—	—	—	(2,357)	—	—	—	—
Funds withheld payable	1,320	—	—	—	—	858	—	—	—	—
Modco payable	(4,801)	—	—	—	—	(4,067)	—	—	—	—

Total embedded derivatives	(4,897)	—	—	—	—	(5,566)	—	—	—	—

Total derivatives	$(3,932)	$2,284	$4	$(49)	$88	$(4,341)	$1,944	$71	$(23)	$(52)

(1)	Reported in net derivative gains (losses) in the consolidated statements of income (loss).
(2)

Investment fees of $19 million and $18 million for the years ended December 31, 2024 and 2023, respectively, are reported in net derivative gains (losses) in the consolidated statements of income (loss).

	Year Ended December 31, 2022
	Net Derivatives Gain (Losses)(1)(2)	Net-FWH and NI modco Derivatives Gains (Losses)	Net Investment Income	Interest Credited To Policyholders Account Balances	AOCI
	(in millions)
Derivatives: Designated for hedge accounting
Cash flow hedges:
Currency Swaps	$19	$—	$7	$(4)	$24
Interest Swaps	(86)	—	—	—	206

Total: Designated for hedge accounting	(67)		7	(4)	230
Derivatives: Not designated for hedge accounting
Equity contracts:
Futures	349	—	—	—	—
Swaps	2,626	—	—	—	—
Options	(2,752)	—	—	—	—
Interest rate contracts:
Futures	(1,645)	—	—	—	—
Swaps	(492)	—	—	—	—
Credit contracts:
Credit default swaps	8	—	—	—	—
Currency contracts:
Currency swaps	10	—	—	—	—
Currency forwards	—	—	—	—	—
Other contracts:
Margin	—	—	—	—	—
Collateral	—	—	—	—	—

Total: Not designated for hedge accounting	(1,896)	—	—	—	—
Embedded Derivatives:
SCS, SIO, MSO and IUL indexed features	2,857	—	—	—	—
Funds withheld payable	—	—	—	—	—
Modco payable	—	—	—	—	—

Total Embedded Derivatives	2,857	—	—	—	—

Total derivatives instruments	$894	$—	$7	$(4)	$230

(1)	Reported in net derivative gains (losses) in the consolidated statements of income (loss).
(2)	Investment fees of $16 million for the year ended December 31, 2022, are reported in net derivative gains (losses) in the consolidated statements of income (loss).

The following table presents a roll-forward of cash flow hedges recognized in AOCI:

Roll-forward of Cash flow hedges in AOCI

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Balance, beginning of period	$(29)	$22	$(208)
Amount recorded in AOCI
Currency swaps	16	(23)	29
Interest swaps	5	(17)	102

Total amount recorded in AOCI	21	(40)	131
Amount reclassified (to) from income to AOCI
Currency swaps(1)	40	11	(5)
Interest swaps(1)	27	(22)	104

Total amount reclassified (to) from income to AOCI	67	(11)	99

Balance, end of period(2)	$59	$(29)	$22

(1)

Currency swaps income is reported in net investment income in the consolidated statements of income (loss). Interest swaps income is reported in net derivative gains (losses) in the consolidated statements of income (loss).

(2)

The Company does not estimate the amount of the deferred losses in AOCI at years ended December 31, 2024, 2023 and 2022 which will be released and reclassified into net income (loss) over the next 12 months as the amounts cannot be reasonably estimated.

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based and treasury futures contracts as of December 31, 2024 and 2023 are exchange-traded and net settled daily in cash. As of December 31, 2024 and 2023, respectively, the Company had open exchange-traded futures positions on: (i) the S&P 500, Nasdaq, Russell 2000 and Emerging Market indices, having initial margin requirements of $447 million and $248 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $45 million and $100 million, and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and EAFE indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $11 million and $14 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. As of December 31, 2024 and 2023, respectively, the Company held $13.7 billion and $8.3 billion in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in other invested assets. The Company posted collateral of $132 million and $75 million as of December 31, 2024 and 2023, respectively, in the normal operation of its collateral arrangements. The Company is exposed to losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. In addition, certain of the Company’s derivative agreements contain credit-risk related contingent features; if the credit rating of one of the parties to the derivative agreement is to fall below a certain level, the party with positive fair value could request termination at the then fair value or demand immediate full collateralization from the party whose credit rating fell and is in a net liability position.

As of December 31, 2024 and 2023 there were no net liability derivative positions with counterparties with credit risk-related contingent features whose credit rating has fallen. All derivatives have been appropriately collateralized by the Company or the counterparty in accordance with the terms of the derivative agreements.

The following tables presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2024

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$17,427	$11,503	$5,924	$(5,432)	$492
Secured lending	117	—	117	—	117
Other financial assets	1,409	—	1,409	—	1,409

Other invested assets	$18,953	$11,503	$7,450	$(5,432)	$2,018

Liabilities:
Derivative liabilities	$12,176	$11,503	$673	$—	$673
Secured lending	117	—	117	—	117
Other financial liabilities	2,015	—	2,015	—	2,015

Other liabilities	$14,308	$11,503	$2,805	$—	$2,805

(1)	Financial instruments sent (held).

As of December 31, 2023

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$12,495	$8,326	$4,169	$(3,076)	$1,093
Secured lending	93	—	93	—	93
Other financial assets	1,690	—	1,690	—	1,690

Other invested assets	$14,278	$8,326	$5,952	$(3,076)	$2,876

Liabilities:
Derivative liabilities	$8,359	$8,326	$33	$—	$33
Secured lending	93	—	93	—	93
Other financial liabilities	2,370	—	2,370	—	2,370

Other liabilities	$10,822	$8,326	$2,496	$—	$2,496

(1)	Financial instruments sent (held).

5)	CLOSED BLOCK

As a result of demutualization, the Company’s Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company’s General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the NYDFS. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block’s earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Company’s Closed Block is as follows:

	December 31, 2024	December 31, 2023
	(in millions)
Closed Block Liabilities:
Future policy benefits, policyholders’ account balances and other	$5,213	$5,461
Other liabilities	62	57

Total Closed Block liabilities	5,275	5,518

Assets Designated to the Closed Block:
Fixed maturities AFS, at fair value (amortized cost of $2,888 and $2,945) (allowance for credit losses of $0 and $0)	2,746	2,800
Mortgage loans on real estate (net of allowance for credit losses of $21 and $13)	1,531	1,612
Policy loans	523	554
Cash and other invested assets	17	58
Other assets	130	150

Total assets designated to the Closed Block	4,947	5,174

Excess of Closed Block liabilities over assets designated to the Closed Block	328	344
Amounts included in AOCI:
Net unrealized investment gains (losses), net of policyholders’ dividend obligation: $0 and $0; and net of income tax: $30 and $31	(112)	(115)

Maximum future earnings to be recognized from Closed Block assets and liabilities	$216	$229

The Company’s Closed Block revenues and expenses were as follows:

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Revenues:
Premiums and other income	$109	$115	$125
Net investment income (loss)	204	209	221
Investment gains (losses), net	(9)	(8)	(3)

Total revenues	304	316	343

Benefits and Other Deductions:
Policyholders’ benefits and dividends	286	309	330
Other operating costs and expenses	2	—	2

Total benefits and other deductions	288	309	332

Net income (loss), before income taxes	16	7	11
Income tax (expense) benefit	(3)	(2)	3

Net income (loss)	$13	$5	$14

6)	DAC AND OTHER DEFERRED ASSETS/LIABILITIES

The following table presents a reconciliation of DAC to the consolidated balance sheets:

	December 31,
	2024	2023
	(in millions)
Term	$314	$338
UL	26	22
VUL	251	182
GMxB Core	1,386	1,483
EQUI-VEST Individual	143	150
Investment Edge	155	150
SCS	1,284	1,282
GMxB Legacy	199	208
EQUI-VEST Group	716	723
Momentum	83	82
Closed Block	107	117
Other	21	22

Total	$4,685	$4,759

Annually, or as circumstances warrant, the Company reviews the associated decrements assumptions (i.e., mortality and lapse) based on our multi-year average of companies experience with actuarial judgements to reflect other observable industry trends. In addition to DAC, the unearned revenue liability and SIA use similar techniques and quarterly update processes for balance amortization.

During the third quarter of 2024, 2023 and 2022, the Company completed its annual assumption update and the impact to the current period amortization of DAC and DAC like balances due to the new assumptions is immaterial. There were no other material changes to the inputs, judgements or calculation processes used in the DAC calculation this period or year.

Changes in the DAC asset were as follows:

	Year Ended December 31, 2024
	Term	UL	VUL	GMxB Core	EI	IE	SCS	GMxB Legacy	EG	Momentum	CB(1)	Total
	(in millions)
Balance, beginning of period	$338	$22	$182	$1,483	$150	$150	$1,282	$208	$723	$82	$117	$4,737
Capitalization(2)	13	6	81	61	11	26	233	24	61	11	—	527
Amortization(3)	(37)	(2)	(12)	(138)	(12)	(15)	(217)	(25)	(45)	(10)	(10)	(523)
Recovery of acquisition cost(4)	—	—	—	(20)	(6)	(6)	(14)	(8)	(23)	—	—	(77)

Balance, end of period	$314	$26	$251	$1,386	$143	$155	$1,284	$199	$716	$83	$107	$4,664

(1)	“CB” defined as Closed Block.
(2)	DAC capitalization of $1 million related to Other not reflected in table above.
(3)	DAC amortization of $2 million related to Other not reflected in table above.
(4)	Related to the Internal Reinsurance Transaction and is recorded in other income.

	Year Ended December 31, 2023
	Term	UL	VUL	GMxB Core	EI	IE	SCS	GMxB Legacy	EG	Momentum	CB	Total
	(in millions)
Balance, beginning of period	$362	$20	$112	$1,585	$156	$147	$1,266	$213	$711	$89	$127	$4,788
Capitalization	15	3	78	52	11	21	223	26	73	10	—	512
Amortization(1)	(39)	(1)	(8)	(138)	(12)	(14)	(194)	(24)	(42)	(17)	(10)	(499)
Recovery of acquisition cost(2)	—	—	—	(16)	(5)	(4)	(13)	(7)	(19)	—	—	(64)

Balance, end of period	$338	$22	$182	$1,483	$150	$150	$1,282	$208	$723	$82	$117	$4,737

(1)	DAC amortization of $4 million related to Other not reflected in table above.
(2)	Related to the Internal Reinsurance Transaction and is recorded in other income.

Changes in the sales inducement assets were as follows:

	Year Ended December 31,
	2024		2023
	GMxB Core	GMxB Legacy	GMxB Core	GMxB Legacy
	(in millions)
Balance, beginning of period	$126	$179	$137	$200
Capitalization	1	—	1	—
Amortization	(13)	(19)	(12)	(21)

Balance, end of period	$114	$160	$126	$179

Changes in the unearned revenue liability were as follows:

	Year Ended December 31,
	2024		2023
	UL	VUL	UL	VUL
	(in millions)
Balance, beginning of period	$105	$551	$95	$525
Capitalization	15	72	18	61
Amortization	(8)	(36)	(6)	(35)
Recovery of unearned revenue	(2)	—	(2)	—

Balance, end of period	$110	$587	$105	$551

7)	FAIR VALUE DISCLOSURES

U.S. GAAP establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued are also considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Fair value measurements are required on a non-recurring basis for certain assets only when an impairment or other events occur. As of December 31, 2024 and 2023, no assets or liabilities were required to be measured at fair value on a non-recurring basis.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

Fair Value Measurements as of December 31, 2024

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$34,594	$2,051	$36,645
U.S. Treasury, government and agency	—	4,218	—	4,218
States and political subdivisions	—	312	—	312
Foreign governments	—	506	—	506
Residential mortgage-backed(2)	—	1,715	—	1,715
Asset-backed(3)	—	7,470	10	7,480
Commercial mortgage-backed	—	3,136	6	3,142
Redeemable preferred stock	—	59	—	59

Total fixed maturities, AFS	—	52,010	2,067	54,077
Other equity investments	140	245	52	437
Trading securities	243	566	—	809
Other invested assets:
Short-term investments	—	30	—	30
Assets of consolidated VIEs/VOEs	—	—	3	3
Swaps	—	(258)	—	(258)
Credit default swaps	—	(1)	—	(1)
Options	—	13,198	—	13,198

Total other invested assets	—	12,969	3	12,972
Cash equivalents	1,155	45	—	1,200
Purchased market risk benefits	—	—	13,033	13,033
Assets for market risk benefits	—	—	781	781
Separate Accounts assets(4)	122,818	2,483	—	125,301
Modco payable(5)	—	—	(345)	(345)
SCS, SIO, MSO and IUL indexed features’ asset	—	9,322	—	9,322

Total Assets	$124,356	$77,640	$15,591	$217,587

Liabilities:
SCS, SIO, MSO and IUL indexed features’ liability(6)	$—	$12,605	$—	$12,605
Liabilities for market risk benefits	—	—	11,791	11,791
Funds withheld payable(7)	—	—	150	150

Total Liabilities	$—	$12,605	$11,941	$24,546

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate. As of December 31, 2024 the fair value of such investments was $320 million.

(5)	Reflected in Amounts due from reinsurers.
(6)	SCS embedded derivative asset is recorded as a modco receivable. This is presented net in the consolidated balance sheets.
(7)

As discussed in Note 2, the funds withheld payable is created through a funds withheld and modified coinsurance arrangements where the investments supporting the reinsurance agreement are withheld by and continue to reside on the Company’s consolidated balance sheet. This embedded derivative is valued as a total return swap with references to the fair value of the invested assets held by the Company, which are primarily available for sale securities.

Fair Value Measurements as of December 31, 2023

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$35,197	$2,070	$37,267
U.S. Treasury, government and agency	—	4,539	—	4,539
States and political subdivisions	—	443	27	470
Foreign governments	—	581	—	581
Residential mortgage-backed(2)	—	1,344	—	1,344
Asset-backed(3)	—	7,981	24	8,005
Commercial mortgage-backed	—	2,894	6	2,900
Redeemable preferred stock	—	59	—	59

Total fixed maturities, AFS	—	53,038	2,127	55,165
Other equity investments	150	445	54	649
Trading securities	207	50	—	257
Other invested assets:
Short-term investments	—	414	—	414
Assets of consolidated VIEs/VOEs	—	—	3	3
Swaps	—	(180)	—	(180)
Credit default swaps	—	(2)	—	(2)
Options	—	9,117	—	9,117

Total other invested assets	—	9,349	3	9,352
Cash equivalents	1,917	616	—	2,533
Purchased market risk benefits	—	—	16,729	16,729
Assets for market risk benefits	—	—	574	574
Separate Accounts assets(4)	118,353	2,617	—	120,970
Modco payable(5)	—	—	(411)	(411)
SCS, SIO, MSO and IUL indexed features’ asset	—	7,140	—	7,140

Total Assets	$120,627	$73,255	$19,076	$212,958

Liabilities:
SCS, SIO, MSO and IUL indexed features’ liability(6)	$—	$9,081	$—	$9,081
Liabilities for market risk benefits	—	—	14,570	14,570
Funds withheld payable(7)	—	—	100	100

Total Liabilities	$—	$9,081	$14,670	$23,751

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate. As of December 31, 2023 the fair value of such investments was $371 million.

(5)	Reflected in Amounts due from reinsurers.
(6)	SCS embedded derivative asset is recorded as a modco receivable. This is presented net in the consolidated balance sheets.
(7)

The funds withheld payable is created through a funds withheld and modified coinsurance arrangements where the investments supporting the reinsurance agreement are withheld by and continue to reside on the Company’s consolidated balance sheet. This embedded derivative is valued as a total return swap with references to the fair value of the invested assets held by the Company, which are primarily available for sale securities.

Public Fixed Maturities

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

Private Fixed Maturities

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

Freestanding Derivative Positions

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 of the Notes to these Consolidated Financial Statements are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Funds Withheld Payable

Reinsurance agreements written on a funds withheld or modified coinsurance basis contain embedded derivatives. This embedded derivative is valued as a total return swap with reference to the fair value of the invested assets held by the Company. The fair value of the underlying assets is generally based on market observable inputs using industry standard valuation techniques. The valuation utilizing the asset value component for valuation of the embedded derivative requires certain significant inputs, which are generally not observable, and accordingly, the valuation is considered Level 3 in the fair value hierarchy. The fair value of the underlying assets is generally based on market observable inputs using industry standard valuation techniques. The valuation utilizing the asset value component for the valuation for the embedded derivatives requires certain significant inputs, which are generally not observable, and accordingly, the valuation is considered Level 3 in the fair value hierarchy.

Level Classifications of the Company’s Financial Instruments

Financial Instruments Classified as Level 1

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Financial Instruments Classified as Level 2

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as pre-payment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as the SCS, EQUI-VEST variable annuity products, IUL and the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are classified as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

Financial Instruments Classified as Level 3

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•	Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

•	Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

The Company also issues certain benefits on its variable annuity products that are accounted for as market risk benefits carried at fair value and are also considered Level 3 for fair value leveling.

The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract account value is depleted and the NLG feature is activated. The optional GMIB feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates.

The GMWB feature allows the policyholder to withdraw at a minimum, over the life of the contract, an amount based on the contract’s benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract’s benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base. The GMDB feature guarantees that the benefit paid upon death will not be less than a guaranteed benefit base. If the contract’s account value is less than the benefit base at the time a death claim is paid, the amount payable will be equal to the benefit base.

The market risk benefits fair value will be equal to the present value of benefits less the present value of ascribed fees. Considerable judgment is utilized by management in determining the assumptions used in determining present value of benefits and ascribed fees related to lapse rates, withdrawal rates, utilization rates, non-performance risk, volatility rates, annuitization rates and mortality (collectively, the significant MRB assumptions).

Purchased MRB assets, which are accounted for as market risk benefits carried at fair value are also considered Level 3 for fair value leveling. The purchased MRB asset fair value reflects the present value of reinsurance premiums, net of recoveries, adjusted for risk margins and nonperformance risk over a range of market consistent economic scenarios while the MRB asset and liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to the MRB asset and liability over a range of market-consistent economic scenarios.

The valuations of the MRBs and purchased MRB assets incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Accounts funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its MRBs and purchased MRB asset after taking into account the effects of collateral arrangements. Incremental adjustment to the risk free curve for counterparty non-performance risk is made to the fair values of the purchased MRB assets. Risk margins were applied to the non-capital markets inputs to the MRBs and purchased MRB valuations.

After giving consideration to collateral arrangements, the Company reduced the fair value of its purchased MRB asset by $0.7 billion and $1.3 billion as of December 31, 2024 and 2023, respectively, to recognize incremental counterparty non-performance risk.

The funds withheld embedded derivative liability is determined based upon a total return swap technique referencing the fair value of the investments held under the reinsurance contract as collateral and requires certain unobservable inputs. The funds withheld embedded derivative are considered Level 3 in the fair value hierarchy.

The Company’s consolidated VIEs/VOEs hold investments that are classified as Level 3, primarily corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

Transfers of Financial Instruments Between Levels 2 and 3

During the year ended December 31, 2024, fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, fixed maturities with fair value of $27 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 4.7% of total consolidated equity as of December 31, 2024.

During the year ended December 31, 2023, fixed maturities with fair values of $352 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, fixed maturities with fair value of $11 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 22.1% of total consolidated equity as of December 31, 2023.

The tables below present reconciliations for all Level 3 assets and liabilities and changes in unrealized gains (losses). Not included below are the changes in balances related to market risk benefits and purchased market risk benefits level 3 assets and liabilities, which are included in Note 9 of the Notes to these Consolidated Financial Statements.

	Year Ended December 31, 2024
	Corporate	State and Political Subdivisions	Asset- backed	CMBS
	(in millions)
Balance, beginning of period	$2,070	$27	$24	$6
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	7	—	—	—
Investment gains (losses), net	(4)	—	—	—

Subtotal	3	—	—	—
Other comprehensive income (loss)	18	—	—	—
Purchases	548	—	—	—
Sales	(547)	—	—	—
Activity related to consolidated VIEs/VOEs	—	—	—	—
Transfers into Level 3(1)	27	—	—	—
Transfers out of Level 3(1)	(68)	(27)	(14)	—

Balance, end of period	$2,051	$—	$10	$6

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$17	$—	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(2)

For instruments held as of December 31, 2024 amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

	Year Ended December 31, 2024
	Other Equity Investments(3)	Funds Withheld Payable	Modco Payable
	(in millions)
Balance, beginning of period	$57	$100	$(411)
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	1	—	—
Net derivative gains (losses)	—	—	—

Total realized and unrealized gains (losses)	1	—	—
Other comprehensive income (loss)	—	—	—
Purchases	—	—	—
Sales	(2)	—	—
Change in fair value of funds withheld assets	—	50	66
Other	—	—	—
Activity related to consolidated VIEs/VOEs	(1)	—	—
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Balance, end of period	$55	$150	$(345)

	Year Ended December 31, 2024
	Other Equity Investments(3)	Funds Withheld Payable	Modco Payable
	(in millions)
Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$1	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$—	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(2)

For instruments held as of December 31, 2024, amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

(3)	Other Equity Investments include other invested assets.

	Year Ended December 31, 2023
	Corporate	State and Political Subdivisions	Asset-backed	CMBS
	(in millions)
Balance, beginning of period	$2,103	$29	$—	$32
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	6	—	—	—
Investment gains (losses), net	(17)	—	—	—

Subtotal	(11)	—	—	—
Other comprehensive income (loss)	50	—	—	(1)
Purchases	514	—	24	2
Sales	(272)	(2)	—	—
Activity related to consolidated VIEs/VOEs	—	—	—	—
Transfers into Level 3(1)	11	—	—	—
Transfers out of Level 3(1)	(325)	—	—	(27)

Balance, end of period	$2,070	$27	$24	$6

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$4	$—	$—	$(1)

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(2)

For instruments held as of December 31, 2023 amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

	Year Ended December 31, 2023
	Other Equity Investments(3)	Separate Accounts Assets	Funds Withheld Payable	Modco Payable
	(in millions)
Balance, beginning of period	$17	$1	$—	$—
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	(2)	—	—	—
Net derivative gains (losses)	—	—	—	—

Total realized and unrealized gains (losses)	(2)	—	—	—
Other comprehensive income (loss)	—	—	—	—
Purchases	43	—	—	—
Sales	—	—	—	—
Change in fair value of funds withheld assets	—	—	100	(411)
Activity related to consolidated VIEs/VOEs	(1)	—	—	—
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	—	(1)	—	—

Balance, end of period	$57	$—	$100	$(411)

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$(2)	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$—	$—	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(2)

For instruments held as of December 31, 2023, amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

(3)	Other Equity Investments include other invested assets.

	Year Ended December 31, 2022
	Corporate	State and Political Subdivisions	Asset-backed	CMBS
	(in millions)

Balance, beginning of period	$1,493	$35	$8	$20
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	5	—	—	—
Investment gains (losses), net	(5)	—	—	—

Subtotal	—	—	—	—
Other comprehensive income (loss)	(157)	(5)	—	(2)
Purchases	1,093	—	—	14
Sales	(379)	(1)	(2)	—
Activity related to consolidated VIEs/VOEs	—	—	—	—
Transfers into Level 3(1)	168	—	—	—
Transfers out of Level 3(1)	(115)	—	(6)	—

Balance, end of period	$2,103	$29	$—	$32

	Year Ended December 31, 2022
	Corporate	State and Political Subdivisions	Asset-backed	CMBS
	(in millions)
Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$(154)	$(5)	$—	$(2)

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(2)

For instruments held as of December 31, 2022 amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

	Year Ended December 31, 2022
	Other Equity Investments(3)	Separate Accounts Assets	Funds Withheld Payable	Modco Payable
	(in millions)
Balance, beginning of period	$13	$1	$—	$—
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	(1)	—	—	—
Net derivative gains (losses)	—	—	—	—

Total realized and unrealized gains (losses)	(1)	—	—	—
Other comprehensive income (loss)	—	—	—	—
Purchases	8	—	—	—
Sales	—	—	—	—
Other	—	—	—	—
Activity related to consolidated VIEs/VOEs	(3)	—	—	—
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—

Balance, end of period	$17	$1	$—	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$(1)	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$—	$—	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(2)

For instruments held as of December 31, 2022, amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

(3)	Other Equity Investments include other invested assets.

Quantitative and Qualitative Information about Level 3 Fair Value Measurements

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities:

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2024

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average(2)
	(Dollars in millions)

Assets:
Investments:
Fixed maturities, AFS:
Corporate	$332	Matrix pricing model	Spread over benchmark	70 bps - 220 bps	158 bps
	729	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples Loan to value	4.7x - 36.5x 8.4% - 34.9% 1.8x - 11.8x 0.0% - 56.4%	13.0x 5.3% 6.0x 20.2%

Purchased MRB asset(1)(2)(4)	13,033	Discounted cash flow	Lapse rates Withdrawal rates GMIB utilization rates Non-performance risk Volatility rates - equity Mortality: Ages 0-40 Ages 41-60 Ages 61-115	0.24% - 36.18% 0.00% - 11.65% 0.04% - 100.00% 19 bps - 93 bps 12% - 29% 0.01% - 0.17% 0.06% - 0.52% 0.32% - 41.20%	3.07% 0.47% 5.75% 28 bps 23% 3.17% (same for all ages) (same for all ages)

Liabilities:(5)
Direct MRB(1)(2)(3)(4)	$11,010	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization Mortality(1): Ages 0-40 Ages 41-60 Ages 61-115	94 bps 0.24% - 36.18% 0.00% - 11.65% 0.04% - 100.00% 0.01% - 0.17% 0.06% - 0.52% 0.32% - 41.20%	94 bps 3.48% 0.57% 5.27% 3.08% (same for all ages) (same for all ages)

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

For lapses, withdrawals, and utilizations the rates were weighted by counts, for mortality weighted average rates are shown for all ages combined and for withdrawals the weighted averages were based on an estimated split of partial withdrawal and dollar-for-dollar withdrawals.

(3)	MRB liabilities are shown net of MRB assets. Net amount is made up of $11.8 billion of MRB liabilities and $781 million of MRB assets.
(4)	Includes Legacy and Core products.
(5)

Funds withheld and modco payable that contain embedded derivatives held at fair value are excluded from the tables above. The funds withheld payable embedded derivative utilizes a total return swap technique which incorporates the fair value of the invested assets supporting the reinsurance agreement as a component of the valuation.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2023

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average(2)
	(Dollars in millions)

Assets:
Investments:
Fixed maturities, AFS:
Corporate	$330	Matrix pricing model	Spread over benchmark	20 - 747 bps	187 bps
	979	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples Loan to value	3.3x - 29.0x 0.0% - 22.8% 0.8x - 10.0x 3.4% - 61.0%	13.6x 3.9% 6.3x 13.8%

Other equity investments	2	Discounted cash flow	Earnings multiple	6.5x - 6.2x	6.0x

Purchased MRB asset(1)(2)(4)	16,729	Discounted cash flow	Lapse rates Withdrawal rates GMIB utilization rates Non-performance risk (bps Volatility rates - Equity Mortality: Ages 0-40 Ages 41 - 60 Ages 61 - 115)	0.21% - 29.37% 0.00% - 14.97% 0.04% - 100.00% 23 bps - 97 bps 11% - 28% 0.01% - 0.18% 0.07% - 0.53% 0.33% - 42.00%	2.75% 0.55% 5.51% 35 bps 23% 2.87% (same for all ages) (same for all ages)

Liabilities:(5)
Direct MRB(1)(2)(3)(4)	$13,996	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality: Ages 0-40 Ages 41 - 60 Ages 61 - 115	118 bps 0.21% - 29.37% 0.00% - 14.97% 0.04% - 100.00% 0.01% - 0.18% 0.07% - 0.53% 0.33% - 42.00%	118 bps 3.03% 0.64% 5.44% 2.63% (same for all ages) (same for all ages)

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

Lapses and pro-rata withdrawal rates were developed as a function of the policy account value. Dollar for dollar withdrawal rates were developed as a function of the dollar for dollar threshold, the dollar for dollar limit. GMIB utilization rates were developed as a function of the GMIB benefit base.

(3)	MRB liabilities are shown net of MRB assets. Net amount is made up of $14.6 billion of MRB liabilities and $574 million of MRB assets.
(4)	Includes Legacy and Core products.
(5)

Funds withheld and modco payable that contain embedded derivatives held at fair value are excluded from the tables above. The funds withheld payable embedded derivative utilizes a total return swap technique which incorporates the fair value of the invested assets supporting the reinsurance agreement as a component of the valuation

Level 3 Financial Instruments for which Quantitative Inputs are Not Available

Certain Privately Placed Debt Securities with Limited Trading Activity

Excluded from the tables above as of December 31, 2024 and 2023, respectively, are approximately $1.1 billion and $873 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company reporting significantly higher or lower fair value measurements for these Level 3 investments.

•	The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

•	Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above as of December 31, 2024 and 2023, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

•	Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit risk transfer securities, and equipment financings. Included in the tables above as of December 31, 2024 and 2023, there were no securities that were determined by the application of matrix-pricing for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would have resulted in significantly lower (higher) fair value measurements.

Market Risk Benefits

Significant unobservable inputs with respect to the fair value measurement of the purchased MRB assets and MRB liabilities identified in the table above are developed using Company data. Future policyholder behavior is an unobservable market assumption and as such all aspects of policyholder behavior are derived based on recent historical experience. These policyholder behaviors include lapses, pro-rata withdrawals, dollar for dollar withdrawals, GMIB utilization, deferred mortality and payout phase mortality. Many of these policyholder behaviors have dynamic adjustment factors based on the relative value of the rider as compared to the account value in different economic environments. This applies to all variable annuity related products; products with GMxB riders including but not limited to GMIB, GMDB and GWL.

Lapse rates are adjusted at the contract level based on a comparison of the value of the embedded GMxB rider and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. For valuing purchased MRB assets and MRB liabilities, lapse rates vary throughout the period over which cash flows are projected.

Carrying Value of Financial Instruments Not Otherwise Disclosed in Note 3 and Note 4 of the Notes to these Consolidated Financial Statements

The carrying values and fair values for financial instruments not otherwise disclosed in Note 3 and Note 4 of the Notes to these Consolidated Financial Statements were as follows:

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2024:
Mortgage loans on real estate	$18,298	$—	$—	$16,796	$16,796
Policy loans	$3,827	$—	$—	$4,033	$4,033
Loans to affiliates	$1,900	$—	$1,770	$—	$1,770
Policyholders’ liabilities: Investment contracts	$1,944	$—	$—	$1,896	$1,896
Funds withheld payable	$9,652	$—	$—	$9,652	$9,652
Modco payable(1)	$30,383	$—	$—	$30,383	$30,383
FHLB funding agreements	$7,167	$—	$7,113	$—	$7,113
FABN funding agreements	$5,725	$—	$5,481	$—	$5,481
Funding agreement-backed commercial paper (FABCP)	$74	$—	$75	$—	$75
Separate Accounts liabilities	$11,213	$—	$—	$11,213	$11,213

December 31, 2023:
Mortgage loans on real estate	$17,877	$—	$—	$16,174	$16,174
Policy loans	$3,667	$—	$—	$3,961	$3,961
Loans to affiliates	$1,900	$—	$1,790	$—	$1,790
Policyholders’ liabilities: Investment contracts	$1,554	$—	$—	$1,526	$1,526
Funds withheld payable	$10,503	$—	$—	$10,503	$10,503
Modco payable	$29,912	$—	$—	$29,912	$29,912
FHLB funding agreements	$7,618	$—	$7,567	$—	$7,567
FABN funding agreements	$6,267	$—	$5,840	$—	$5,840
Funding agreement-backed commercial paper (FABCP)	$939	$—	$948	$—	$948
Separate Accounts liabilities	$10,343	$—	$—	$10,343	$10,343

(1)	Modco payable is reported in amounts due from reinsurers in the consolidated balance sheets.

Mortgage Loans on Real Estate

Fair values for commercial, agricultural and residential mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Policy Loans

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

Loans to Affiliates

The fair value of loans to affiliates is calculated by matrix or model pricing. The matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

FHLB Funding Agreements

The fair values of the Company’s FHLB long term funding agreements’ fair values are determined based on indicative market rates published by the FHLB, provided to AB and modeled for each note’s FMV. FHLB short-term funding agreements’ fair values are reflective of notional/par value plus accrued interest.

FABN Funding Agreements

The fair values of the Company’s FABN funding agreements are determined by Bloomberg’s evaluated pricing service, which uses direct observations or observed comparables.

FABCP Funding Agreements

The fair value of Equitable Financial’s FABCP funding agreements are reflective of the notional/par value outstanding.

Policyholder Liabilities — Investment Contracts and Separate Accounts Liabilities

The fair values for deferred annuities and certain annuities, which are included in policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as the Company’s association plans contracts, supplementary contracts not involving life contingencies, Access Accounts and Escrow Shield Plus product reserves are held at book value.

Financial Instruments Exempt from Fair Value Disclosure or Otherwise Not Required to be Disclosed

Exempt from Fair Value Disclosure Requirements

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

Otherwise Not Required to be Included in the Table Above

The Company’s investment in COLI policies are recorded at their cash surrender value and therefore are not required to be included in the table above.

8)	LIABILITIES FOR FUTURE POLICYHOLDER BENEFITS

The following table reconciles the net liability for future policy benefits and liability of death benefits to the liability for future policy benefits in the consolidated balance sheets:

	December 31,
	2024	2023
	(in millions)
Reconciliation
Term	$1,279	$1,341
Payout	5,050	4,464
Group Pension - Benefit Reserve & DPL	460	490
Health	1,362	1,505
UL	1,287	1,220

Subtotal	9,438	9,020

	December 31,
	2024	2023
	(in millions)
Whole Life Closed Block and Open Block products	$5,204	$5,463
Other(1)	582	657

Future policyholder benefits total	15,224	15,140
Other policyholder funds and dividends payable	1,429	1,433

Total	$16,653	$16,573

(1)	Primarily consists of future policy benefits related to Assumed Life and Disability, Group Life Run off, Variable Interest Sensitive Life rider and Major Medical products.

The following table summarizes balances and changes in the liability for future policy benefits for nonparticipating traditional and limited pay contracts:

	Year Ended December 31, 2024				Year Ended December 31, 2023
	Term	Payout	Group Pension	Health	Term	Payout	Group Pension	Health
	(in millions)
Present Value of Expected Net Premiums
Balance, beginning of period	$2,125	$—	$—	$(21)	$2,090	$—	$—	$(6)
Beginning balance at original discount rate	2,051	—	—	(22)	2,069	—	—	(6)
Effect of changes in cash flow assumptions	21	—	—	(3)	47	—	—	(6)
Effect of actual variances from expected experience	(82)	—	—	(5)	(36)	—	—	(12)

Adjusted beginning of period balance	1,990	—	—	(30)	2,080	—	—	(24)
Issuances	53	—	—	—	64	—	—	—
Interest accrual	96	—	—	(1)	100	—	—	(1)
Net premiums collected	(186)	—	—	5	(194)	—	—	3

Ending Balance at original discount rate	1,953	—	—	(26)	2,051	—	—	(22)
Effect of changes in discount rate assumptions	(28)	—	—	1	74	—	—	1

Balance, end of period	$1,925	$—	$—	$(25)	$2,125	$—	$—	$(21)

Present Value of Expected Future Policy Benefits
Balance, beginning of period	$3,466	$4,464	$490	$1,484	$3,449	$3,517	$523	$1,554
Beginning balance of original discount rate	3,317	4,680	536	1,672	3,376	3,869	583	1,795
Effect of changes in cash flow assumptions	39	—	—	—	59	—	—	(6)
Effect of actual variances from expected experience	(102)	(2)	2	(11)	(43)	(4)	—	(22)

Adjusted beginning of period balance	3,254	4,678	538	1,661	3,392	3,865	583	1,767
Issuances	56	994	20	—	70	1,044	—	—
Interest accrual	162	174	18	54	166	127	19	57
Benefits payments	(269)	(456)	(62)	(160)	(311)	(356)	(66)	(152)

Ending balance at original discount rate	3,203	5,390	514	1,555	3,317	4,680	536	1,672
Effect of changes in discount rate assumptions	1	(340)	(54)	(218)	149	(216)	(46)	(188)

Balance, end of period	$3,204	$5,050	$460	$1,337	$3,466	$4,464	$490	$1,484

Net liability for future policy benefits	$1,279	$5,050	$460	$1,362	$1,341	$4,464	$490	$1,505
Less: Reinsurance recoverable	(217)	(2,151)	—	(1,070)	(210)	(1,337)	—	(1,191)

Net liability for future policy benefits, after reinsurance recoverable	$1,062	$2,899	$460	$292	$1,131	$3,127	$490	$314

Weighted-average duration of liability for future policyholder benefits (years)	6.7	7.7	6.9	8.4	7.0	8.0	7.1	8.7

The following table provides the amount of undiscounted and discounted expected gross premiums and expected future benefits and expenses related to nonparticipating traditional and limited payment contracts:

	December 31,
	2024	2023
	(in millions)
Term
Expected future benefit payments and expenses (undiscounted)	$5,597	$5,860
Expected future gross premiums (undiscounted)	6,577	6,956
Expected future benefit payments and expenses (discounted)	3,204	3,466
Expected future gross premiums (discounted)	3,492	3,862
Payout
Expected future benefit payments and expenses (undiscounted)	7,686	6,630
Expected future gross premiums (undiscounted)	—	—
Expected future benefit payments and expenses (discounted)	4,938	4,350
Expected future gross premiums (discounted)	—	—
Group Pension
Expected future benefit payments and expenses (undiscounted)	630	668
Expected future gross premiums (undiscounted)	—	—
Expected future benefit payments and expenses (discounted)	436	471
Expected future gross premiums (discounted)	—	—
Health
Expected future benefit payments and expenses (undiscounted)	2,139	2,318
Expected future gross premiums (undiscounted)	70	85
Expected future benefit payments and expenses (discounted)	1,323	1,468
Expected future gross premiums (discounted)	$55	$68

The table below summarizes the revenue and interest related to nonparticipating traditional and limited payment contracts:

	Year Ended December 31,			Year Ended December 31,
	2024	2023	2022	2024	2023	2022
	Gross Premium			Interest Accretion
	(in millions)
Revenue and Interest Accretion
Term	$334	$349	$229	$66	$67	$70
Payout	271	266	122	207	149	$103
Group Pension	—	—	—	18	19	21
Health	12	15	9	54	58	61

Total	$617	$630	$360	$345	$293	$255

The following table provides the weighted average interest rates for the liability for future policy benefits:

	December 31,
	2024	2023
Weighted Average Interest Rate
Term
Interest accretion rate	5.6%	5.6%
Current discount rate	5.2%	4.8%
Payout
Interest accretion rate	4.4%	4.2%
Current discount rate	5.3%	4.9%
Group Pension
Interest accretion rate	3.4%	3.3%
Current discount rate	5.2%	4.8%
Health
Interest accretion rate	3.4%	3.4%
Current discount rate	5.4%	4.9%

The following table provides the balance, changes in and the weighted average durations of the additional insurance liabilities:

	Year Ended December 31,
	2024	2023
	UL
	(in millions)
Balance, beginning of period	$1,220	$1,120
Beginning balance before AOCI adjustments	1,230	1,135
Effect of changes in interest rate and cash flow assumptions and model changes	17	21
Effect of actual variances from expected experience	2	10

Adjusted beginning of period balance	1,249	1,166
Interest accrual	56	52
Net assessments collected	70	69
Benefit payments	(73)	(57)

Ending balance before shadow reserve adjustments	1,302	1,230
Effect of reserve adjustment recorded in AOCI	(15)	(10)

Balance, end of period	$1,287	$1,220

Net liability for additional liability	$1,287	$1,220
Less: Reinsurance recoverable	(985)	(946)

Net liability for additional liability, after reinsurance recoverable	$302	$274

Weighted-average duration of additional liability - death benefit (years)	19.4	19.9

The following tables provide the revenue, interest and weighted average interest rates, related to the additional insurance liabilities:

	Year Ended December 31,
	2024	2023	2022	2024	2023	2022
	Assessments			Interest Accretion
	(in millions)
Revenue and Interest Accretion
UL	$663	$670	$666	$56	$51	$49

Total	$663	$670	$666	$56	$51	$49

	Year Ended December 31,
	2024	2023	2021
Weighted Average Interest Rate
UL	4.5%	4.5%	4.5%
Interest accretion rate	4.5%	4.5%	4.5%

9)	MARKET RISK BENEFITS

	Year Ended December 31, 2024
	GMxB Core	Purchased MRB Core	Net GMxB Core	GMxB Legacy	Purchased MRB Legacy(4)	Net GMxB Legacy
	(in millions)
Balance, beginning of period	$578	$(1,180)	$(602)	$13,410	$(15,519)	$(2,109)
Beginning balance before changes in the instrument specific credit risk	324	(1,266)	(942)	13,020	(15,543)	(2,523)
Model changes and effect of changes in cash flow assumptions	93	(72)	21	(70)	21	(49)
Actual market movement effect	(254)	238	(16)	(1,202)	1,200	(2)
Interest accrual	59	(17)	42	586	(616)	(30)
Attributed fees accrued(1)	386	(345)	41	802	(585)	217
Benefit payments	(41)	41	—	(1,218)	1,190	(28)
Actual policyholder behavior different from expected behavior	21	3	24	(36)	28	(8)
Changes in future economic assumptions	(365)	371	6	(2,147)	2,138	(9)
Issuances(2)	—	1	1	—	—	—

Ending balance before changes in the instrument-specific credit risk	223	(1,046)	(823)	9,735	(12,167)	(2,432)
Changes in the instrument-specific credit risk(3)	312	102	414	773	74	847

Balance, end of period	$535	$(944)	$(409)	$10,508	$(12,093)	$(1,585)

Weighted-average age of policyholders (years)	65.5	65.9	N/A	73.7	74.0	N/A
Net amount at risk	$2,865	$2,843	N/A	$19,041	$18,738	N/A

(1)	Attributed fees accrued represents the portion of the fees needed to fund future GMxB claims.
(2)	Issuances are from a non-affiliated recapture of reinsurance.
(3)	Changes are recorded in OCI.
(4)	Purchased MRB is the impact of non-affiliated reinsurance and affiliated reinsurance with Equitable America.

	Year Ended December 31, 2023
	GMxB Core	Purchased MRB Core	Net GMxB Core	GMxB Legacy	Purchased MRB Legacy(3)	Net GMxB Legacy
	(in millions)
Balance, beginning of period	$539	$—	$539	$14,699	$(10,492)	$4,207
Beginning balance before changes in the instrument specific credit risk	538	—	538	15,314	(10,438)	4,876
Model changes and effect of changes in cash flow assumptions	5	(42)	(37)	(19)	(16)	(35)
Actual market movement effect	(466)	229	(237)	(1,847)	1,463	(384)
Interest accrual	72	(25)	47	770	(761)	9
Attributed fees accrued(1)	397	(273)	124	843	(538)	305
Benefit payments	(47)	34	(13)	(1,354)	1,175	(179)
Actual policyholder behavior different from expected behavior	16	(13)	3	(14)	(12)	(26)
Changes in future economic assumptions	(191)	118	(73)	(673)	426	(247)
Issuances	—	(1,294)	(1,294)	—	(6,842)	(6,842)

Ending balance before changes in the instrument-specific credit risk	324	(1,266)	(942)	13,020	(15,543)	(2,523)
Changes in the instrument-specific credit risk(2)	254	86	340	390	24	414

Balance, end of period	$578	$(1,180)	$(602)	$13,410	$(15,519)	$(2,109)

Weighted-average age of policyholders (years)	64.5	64.9	N/A	73.0	73.3	N/A
Net amount at risk(4)	$2,991	$2,933	N/A	$21,136	$20,737	N/A

(1)	Attributed fees accrued represents the portion of the fees needed to fund future GMxB claims.
(2)	Changes are recorded in OCI.
(3)	Purchased MRB is the impact of non-affiliated reinsurance.
(4)	GMxB legacy and Purchased MRB prior period amounts have been revised for errors deemed immaterial to previously issued financial statements.

	Year Ended December 31, 2022
	GMxB Core	GMxB Legacy	Purchased MRB Legacy(3)	Net Legacy
	(in millions)
Balance, beginning of period	$1,061	$20,236	$(14,293)	$5,943
Beginning balance before changes in the instrument specific credit risk	666	19,719	(14,287)	5,432
Model changes and effect of changes in cash flow assumptions	(5)	317	(137)	180
Actual market movement effect	1,060	3,402	(1,278)	2,124
Interest accrual	37	731	(493)	238
Attributed fees accrued(1)	395	882	(298)	584
Benefit payments	(36)	(1,179)	669	(510)
Actual policyholder behavior different from expected behavior	19	142	(103)	39
Changes in future economic assumptions	(1,596)	(8,700)	5,489	(3,211)
Issuances	(2)	—	—	—

Ending balance before changes in the instrument-specific credit risk	538	15,314	(10,438)	4,876
Changes in the instrument-specific credit risk(2)	1	(615)	(54)	(669)

Balance, end of period	$539	$14,699	$(10,492)	$4,207

Weighted-average age of policyholders (years)	63.6	72.6	72.1	N/A
Net amount at risk(4)	$3,517	$22,631	$11,755	N/A

(1)	Attributed fees accrued represents the portion of the fees needed to fund future GMxB claims.
(2)	Changes are recorded in OCI.
(3)	Purchased MRB is the impact of non-affiliated reinsurance.
(4)	GMxB legacy and Purchased MRB prior period amounts have been revised for errors deemed immaterial to previously issued financial statements.

The following table reconciles market risk benefits by the amounts in an asset position and amounts in a liability position to the market risk benefit amounts in the consolidated balance sheets:

	December 31, 2024					December 31, 2023
	MRB Asset	MRB Liability	Net MRB	Purchased MRB	Total	MRB Asset	MRB Liability	Net MRB	Purchased MRB	Total
	(in millions)
GMxB Core	$(467)	$1,002	$535	$(944)	$(409)	$(410)	$988	$578	$(1,180)	$(602)
GMxB Legacy	(230)	10,738	10,508	(12,093)	(1,585)	(103)	13,513	13,410	(15,519)	(2,109)
Other	(84)	51	(33)	4	(29)	(61)	69	8	(30)	(22)

Total	$(781)	$11,791	$11,010	$(13,033)	$(2,023)	$(574)	$14,570	$13,996	$(16,729)	$(2,733)

10)	POLICYHOLDER ACCOUNT BALANCES

The following table reconciles the policyholders account balances to the policyholders’ account balance liability in the consolidated balance sheets:

	December 31,
	2024	2023
	(in millions)
Policyholders’ account balance reconciliation
UL	$5,065	$5,202
VUL	4,258	4,145
GMxB Legacy	226	293
GMxB Core	(24)	(5)
SCS	44,072	40,649
EQUI-VEST Individual	2,037	2,322
EQUI-VEST Group	11,118	11,563
Momentum	527	608
Other(1)	3,914	3,320

Balance (exclusive of Funding Agreements)	71,193	68,097
Funding Agreements	13,013	14,893

Balance, end of period	$84,206	$82,990

(1)	Primarily reflects products, IR Payout, IR Other, Investment Edge, Association, Indexed Universal Life, Group Pension and Closed Block.

The following tables summarize the balances and changes in policyholder’s account balances:

	Year Ended December 31, 2024
	Universal Life	Variable Universal Life	GMxB Legacy	GMxB Core	SCS(1)	EQUI- VEST Individual	EQUI- VEST Group	Momentum
	(Dollars in millions)
Balance, beginning of period	$5,202	$4,145	$293	$(5)	$40,649	$2,322	$11,563	$608
Issuances	—	—	—	—	—	—	—	—
Premiums received	647	99	4	43	12	37	591	67
Policy charges	(712)	(222)	14	10	(10)	—	(5)	—
Surrenders and withdrawals	(79)	(28)	(86)	(35)	(3,889)	(347)	(1,603)	(148)
Benefit payments	(213)	(63)	(17)	(2)	(271)	(54)	(74)	(2)
Net transfers from (to) separate account	—	140	4	(40)	1,726	15	309	(11)
Interest credited(2)	220	187	14	5	5,855	64	337	13
Other	—	—	—	—	—	—	—	—

Balance, end of period	$5,065	$4,258	$226	$(24)	$44,072	$2,037	$11,118	$527

Weighted-average crediting rate	3.82%	3.72%	2.74%	1.38%	N/A	2.98%	2.69%	2.48%
Net amount at risk(3)	$33,324	$82,552	$19,041	$2,865	$—	$101	$9	$—
Cash surrender value	$3,368	$2,607	$489	$187	$41,262	$2,030	$11,071	$528

	Year Ended December 31, 2023
	Universal Life	Variable Universal Life	GMxB Legacy	GMxB Core	SCS(1)	EQUI- VEST Individual	EQUI- VEST Group	Momentum
	(Dollars in millions)
Balance, beginning of period	$5,341	$4,253	$382	$42	$35,460	$2,652	$12,046	$703
Issuances	—	—	—	—	—	—	—	—
Premiums received	698	114	10	43	9	37	626	70
Policy charges	(761)	(217)	9	3	(8)	—	(4)	(1)
Surrenders and withdrawals	(79)	(44)	(96)	(33)	(2,853)	(378)	(1,704)	(153)
Benefit payments	(219)	(112)	(26)	(2)	(249)	(70)	(71)	(4)
Net transfers from (to) separate account	—	(33)	(4)	(62)	2,569	6	272	(21)
Interest credited(2)	222	184	18	4	5,721	72	387	14
Other	—	—	—	—	—	3	11	—

Balance, end of period	$5,202	$4,145	$293	$(5)	$40,649	$2,322	$11,563	$608

Weighted-average crediting rate	3.77%	3.75%	2.71%	1.29%	N/A	2.84%	2.66%	2.33%
Net amount at risk(3)	$35,490	$83,050	$21,136	$2,991	$1	$109	$10	$—
Cash surrender value	$3,423	$2,644	$572	$216	$37,816	$2,315	$11,506	$609

(1)	SCS sales are recorded as a Separate Account liability until they are swept into the General Account. This sweep is recorded as Net Transfers from (to) separate account.
(2)	SCS and EQUI-VEST Group includes amounts related to the change in embedded derivative.
(3)

For life insurance products the net amount at risk is death benefit less account value for the policyholder. For variable annuity products the net amount risk is the maximum GMxB NAR for the policyholder.

The following tables present the account values by range of guaranteed minimum crediting rates and the related range of the difference in basis points, between rates being credited policyholders and the respective guaranteed minimums:

December 31, 2024
Product	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point - 50 Basis Points Above	51 Basis Points - 150 Basis Points Above	Greater Than 150 Basis Points Above	Total
		(in millions)
UL	0% — 1.50%	$—	$—	$—	$6	$6
	1.51% — 2.50%	—	90	284	655	1,029
	Greater than 2.50%	3,402	598	—	—	4,000

	Total	$3,402	$688	$284	$661	$5,035

VUL	0% — 1.50%	$23	$4	$27	$22	$76
	1.51% — 2.50%	37	268	215	—	520
	Greater than 2.50%	3,223	—	—	—	3,223

	Total	$3,283	$272	$242	$22	$3,819

GMxB Legacy	0% — 1.50%	$68	$2	$—	$—	$70
	1.51% — 2.50%	19	—	—	—	19
	Greater than 2.50%	401	—	—	—	401

	Total	$488	$2	$—	$—	$490

GMxB Core	0% — 1.50%	$11	$156	$—	$—	$167
	1.51% — 2.50%	12	—	—	—	12
	Greater than 2.50%	11	—	—	—	11

	Total	$34	$156	$—	$—	$190

December 31, 2024
Product	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point - 50 Basis Points Above	51 Basis Points - 150 Basis Points Above	Greater Than 150 Basis Points Above	Total
		(in millions)
EQUI-VEST Individual	0% — 1.50%	$42	$198	$—	$—	$240
	1.51% — 2.50%	38	—	—	—	38
	Greater than 2.50%	1,758	—	—	—	1,758

	Total	$1,838	$198	$—	$—	$2,036

EQUI-VEST Group	0% — 1.50%	$720	$2,391	$33	$258	$3,402
	1.51% — 2.50%	349	—	—	—	349
	Greater than 2.50%	6,076	—	—	—	6,076

	Total	$7,145	$2,391	$33	$258	$9,827

SCS	Products with either a fixed rate or no guaranteed minimum	N/A	N/A	N/A	N/A	N/A

Momentum	0% — 1.50%	$—	$—	$269	$88	$357
	1.51% — 2.50%	79	29	—	—	108
	Greater than 2.50%	56	—	5	—	61

	Total	$135	$29	$274	$88	$526

December 31, 2023
Product	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point - 50 Basis Points Above	51 Basis Points - 150 Basis Points Above	Greater Than 150 Basis Points Above	Total
		(in millions)
UL	0% — 1.50%	$—	$—	$—	$6	$6
	1.51% — 2.50%	61	69	462	430	1,022
	Greater than 2.50%	3,515	627	—	—	4,142

	Total	$3,576	$696	$462	$436	$5,170

VUL	0% — 1.50%	$8	$9	$18	$6	$41
	1.51% — 2.50%	34	408	28	—	470
	Greater than 2.50%	3,259	—	—	—	3,259

	Total	$3,301	$417	$46	$6	$3,770

GMxB Legacy	0% — 1.50%	$75	$16	$—	$—	$91
	1.51% — 2.50%	21	—	—	—	21
	Greater than 2.50%	461	—	—	—	461

	Total	$557	$16	$—	$—	$573

GMxB Core	0% — 1.50%	$13	$187	$—	$—	$200
	1.51% — 2.50%	13	—	—	—	13
	Greater than 2.50%	7	—	—	—	7

	Total	$33	$187	$—	$—	$220

EQUI-VEST Individual	0% — 1.50%	$49	$218	$—	$—	$267
	1.51% — 2.50%	43	—	—	—	43
	Greater than 2.50%	2,011	—	—	—	2,011

	Total	$2,103	$218	$—	$—	$2,321

December 31, 2023
Product	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point - 50 Basis Points Above	51 Basis Points - 150 Basis Points Above	Greater Than 150 Basis Points Above	Total
		(in millions)
EQUI-VEST Group	0% — 1.50%	$773	$2,338	$36	$315	$3,462
	1.51% — 2.50%	345	—	—	—	345
	Greater than 2.50%	6,610	—	—	—	6,610

	Total	$7,728	$2,338	$36	$315	$10,417

SCS	Products with either a fixed rate or no guaranteed minimum	N/A	N/A	N/A	N/A	N/A
Momentum	0% — 1.50%	$—	$12	$330	$53	$395
	1.51% — 2.50%	138	1	—	—	139
	Greater than 2.50%	68	—	5	—	73

	Total	$206	$13	$335	$53	$607

Separate Account — Summary

The following table reconciles the Separate Account liabilities to the Separate Account liability balance in the consolidated balance sheets:

	December 31,
	2024	2023
	(in millions)
Separate Account Reconciliation
VUL	$15,571	$13,694
GMxB Legacy	33,199	33,793
GMxB Core	26,339	27,664
EQUI-VEST Individual	4,782	4,584
Investment Edge	4,265	4,048
EQUI-VEST Group	30,478	26,960
Momentum	4,813	4,421
Other(1)	6,360	6,333

Total	$125,807	$121,497

(1)	Primarily reflects Corporate and Other products and Employer Sponsored products including Association and Other.

The following tables present the balances of and changes in Separate Account liabilities:

	Year Ended December 31, 2024
	VUL	GMxB Legacy	GMxB Core	EQUI- VEST Individual	Investment Edge	EQUI- VEST Group	Momentum
	(in millions)
Balance, beginning of period	$13,694	$33,793	$27,664	$4,584	$4,048	$26,960	$4,421
Premiums and deposits	848	221	474	93	340	2,265	729
Policy charges	(428)	(630)	(466)	(2)	—	(19)	(23)
Surrenders and withdrawals	(575)	(3,555)	(3,652)	(574)	(501)	(2,447)	(958)
Benefit payments	(90)	(748)	(247)	(55)	(34)	(67)	(14)
Investment performance(1)	2,262	4,122	2,526	751	473	4,095	647
Net transfers from (to) general account	(140)	(4)	40	(15)	(61)	(309)	11
Other charges	—	—	—	—	—	—	—

Balance, end of period	$15,571	$33,199	$26,339	$4,782	$4,265	$30,478	$4,813

Cash surrender value	$15,536	$32,931	$25,777	$4,750	$4,202	$30,194	$4,806

(1)	Investment performance is reflected net of M&E fees.

	Year Ended December 31, 2023
	VUL	GMxB Legacy	GMxB Core	EQUI- VEST Individual	Investment Edge	EQUI- VEST Group	Momentum
	(in millions)
Balance, beginning of period	$11,535	$32,616	$27,017	$4,162	$3,772	$22,393	$3,884
Premiums and deposits	788	219	472	93	332	2,174	644
Policy charges	(429)	(656)	(473)	(2)	—	(18)	(21)
Surrenders and withdrawals	(512)	(2,826)	(2,566)	(428)	(406)	(1,750)	(820)
Benefit payments	(61)	(728)	(219)	(57)	(39)	(55)	(13)
Investment performance(1)	2,340	5,164	3,371	818	528	4,463	726
Net transfers from (to) general account	33	4	62	(6)	(139)	(272)	21
Other charges(2)	—	—	—	4	—	25	—

Balance, end of period	$13,694	$33,793	$27,664	$4,584	$4,048	$26,960	$4,421

Cash surrender value	$13,682	$33,512	$26,980	$4,549	$3,972	$26,683	$4,414

(1)	Investment performance is reflected net of M&E fees.
(2)

For the year ended December 31, 2023, EQUI-VEST Individual and EQUI-VEST Group amounts reflect a total special payment applied to the accounts of active clients as part of a previously disclosed settlement agreement between Equitable Financial and the SEC.

The following tables present the aggregate fair value of Separate Account assets by major asset category:

	December 31, 2024
	Life Insurance & Employee Benefits Products	Individual Variable Annuity Products	Employer - Sponsored Products	Other	Total
	(in millions)
Asset Type
Debt securities	$51	$1	$13	$13	$78
Common Stock	68	36	472	1,631	2,207
Mutual Funds	15,430	69,597	36,710	647	122,384
Bonds and Notes	98	4	1	1,035	1,138

Total	$15,647	$69,638	$37,196	$3,326	$125,807

	December 31, 2023
	Life Insurance & Employee Benefits Products	Individual Variable Annuity Products	Employer - Sponsored Products	Other	Total
	(in millions)
Asset Type
Debt securities	$48	$1	$21	$6	$76
Common Stock	65	34	447	1,667	2,213
Mutual Funds	13,557	70,815	32,780	677	117,829
Bonds and Notes	91	4	1	1,283	1,379

Total	$13,761	$70,854	$33,249	$3,633	$121,497

11)	LEASES

The Company’s operating leases primarily consist of real estate leases for office space. The Company also has operating leases for various types of office furniture and equipment. For certain equipment leases, the Company applies a portfolio approach to effectively account for the RoU operating lease assets and liabilities. For lease agreements for which the lease term or classification was reassessed after the occurrence of a change in the lease terms or a modification of the lease that did not result in a separate contract, the Company elected to combine the lease and related non-lease components for its operating leases; however, the non-lease components associated with the Company’s operating leases are primarily variable in nature and as such are not included in the determination of the RoU operating lease asset and lease liability, but are recognized in the period in which the obligation for those payments is incurred.

The Company’s operating leases may include options to extend or terminate the lease, which are not included in the determination of the RoU operating asset or lease liability unless they are reasonably certain to be exercised. The Company’s operating leases have remaining lease terms of 1 year to 15 years, some of which include options to extend the leases. The Company typically does not include its renewal options in its lease terms for calculating its RoU operating lease asset and lease liability as the renewal options allow the Company to maintain operational flexibility and the Company is not reasonably certain it will exercise these renewal options until close to the initial end date of the lease. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As the Company’s operating leases do not provide an implicit rate, the Company’s incremental borrowing rate, based on the information available at the lease commencement date, is used in determining the present value of lease payments.

The Company primarily subleases floor space within its New Jersey and New York lease properties to various third parties. The lease term for these subleases typically corresponds to the original lease term.

Balance Sheet Classification of Operating Lease Assets and Liabilities

		December 31,
	Balance Sheet Line Item	2024	2023
		(in millions)
Assets
Operating lease assets	Other assets	$168	$192
Liabilities
Operating lease liabilities	Other liabilities	$185	$210

The table below summarizes the components of lease costs for the years ended December 31, 2024, 2023 and 2022.

Lease Costs

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Operating lease cost	$39	$61	$77
Variable operating lease cost	5	15	12
Sublease income	—	(19)	(19)

Net lease cost	$44	$57	$70

Maturities of lease liabilities as of December 31, 2024 are as follows:

Maturities of Lease Liabilities

December 31, 2024
(in millions)
Operating Leases:
2025	$37
2026	35
2027	31
2028	27
2029	19
Thereafter	77

Total lease payments	226
Less: Interest	(41)

Present value of lease liabilities	$185

Equitable Financial signed a 15-year lease which commenced in 2023, relating to approximately 89,000 square feet of space in New York City. Additionally, during December 2021, Equitable Financial amended its Syracuse office lease. The amendment included extending for an additional 5-year period, commencing January, 2024, approximately 143,000 square feet of space in Syracuse, NY. As of December 2024, the Company has reduced approximately 144,000 square feet in Charlotte, NC. Written notice was provided to the landlord in December 2023 at which time a $4.3 million early termination penalty was paid.

The below table presents the Company’s weighted-average remaining operating lease term and weighted-average discount rate.

Weighted Averages - Remaining Operating Lease Term and Discount Rate

	December 31,
	2024	2023
Weighted-average remaining operating lease term	8 years	8 years
Weighted-average discount rate for operating leases	4.50%	4.30%

Supplemental cash flow information related to leases was as follows:

Lease Liabilities Information

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$36	$83	$92
Non-cash transactions:
Leased assets obtained in exchange for new operating lease liabilities	$13	$92	$7

12)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance. The impact of the reinsurance transaction described below results in an increase in reinsurance ceded:

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Direct charges and fee income	$2,771	$2,708	$2,876
Reinsurance assumed	14	13	—
Reinsurance ceded — Equitable America	(1,307)	(1,015)	—
Reinsurance ceded — third party	(626)	(611)	(651)

Policy charges and fee income	$852	$1,095	$2,225

Direct premiums	$820	$820	$764
Reinsurance assumed	114	175	180
Reinsurance ceded — Equitable America	(168)	(174)	—
Reinsurance ceded — third party	(235)	(234)	(219)

Premiums	$531	$587	$725

Direct policyholders’ benefits	$2,674	$2,763	$2,800
Reinsurance assumed	104	158	180
Reinsurance ceded — Equitable America	(707)	(528)	—
Reinsurance ceded — third party	(634)	(612)	(653)

Policyholders’ benefits	$1,437	$1,781	$2,327

Direct interest credited to policyholders’ account balances	$1,978	$1,963	$1,338
Reinsurance ceded — Equitable America	(623)	(471)	—
Reinsurance ceded — third party	(98)	(108)	(29)

Interest credited to policyholders’ account balances	$1,257	$1,384	$1,309

Ceded Reinsurance

The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

On October 3, 2022, as part of the Global Atlantic Transaction, Equitable Financial ceded to First Allmerica Financial Life Insurance Company on a combined coinsurance and modified coinsurance basis, a 50% quota share of approximately 360,000 legacy Group EQUI-VEST deferred variable annuity contracts issued by Equitable Financial between 1980 and 2008.

In addition to the above, the Company cedes a portion of its group health, extended term insurance, and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

Internal Reinsurance Treaty

On May 17, 2023, Equitable Financial entered into a reinsurance agreement with Equitable America, effective April 1, 2023. Pursuant to the Reinsurance Treaty, virtually all of Equitable Financial’s net retained General Account liabilities, including all of its net retained liabilities relating to the living benefit and death riders related to (i) its variable annuity contracts issued outside the State of New York prior to October 1, 2022 (and with respect to its EQUI-VEST variable annuity contracts, issued outside the State of New York prior to February 1, 2023) and (ii) certain universal life insurance policies issued outside the State of New York prior to October 1, 2022, were reinsured to Equitable America on a coinsurance funds withheld basis. In addition, all of the Separate Accounts liabilities relating to such variable annuity contracts were reinsured to Equitable America on a modified coinsurance basis. Equitable America’s obligations under the Reinsurance Treaty are secured through Equitable Financial’s retention of certain assets supporting the reinsured liabilities.

There is a diverse pool of assets supporting the funds withheld and NI modco arrangement with Equitable America. The following table summarizes the composition of the pool of assets:

	December 31,
	2024		2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Fixed maturities	$21,677	$21,677	$24,725	$24,725
Mortgage loans on real estate	7,668	6,817	8,405	7,409
Policy loans	274	275	248	250
Other equity investments	809	809	238	238
Other invested assets(1)	10,770	10,770	8,256	8,257

Total assets supporting funds withheld	$41,198	$40,348	$41,872	$40,879

(1)	Other invested assets includes derivatives and cash and cash equivalents.

The impact of the funds withheld and NI modco arrangement with Equitable America was as follows:

	Year Ended December 31,
	2024	2023
	(in millions)
Net derivative gains (losses):
Freestanding derivatives	$2,284	$1,944
Embedded derivatives	(3,481)	(3,209)

Net derivative gains (losses)	(1,197)	(1,265)
Net investment income (loss)	1,289	1,005
Investment gains (losses), net	(64)	(245)

Income (loss) from continuing operations, before income taxes	28	(505)
Income tax (expense) benefit	(6)	106

Net income (loss)	22	(399)

Change in unrealized gains (losses), net of income taxes	(127)	240

Comprehensive income (loss)	$(105)	$(159)

Various assets supporting the Equitable America funds withheld and NI modco arrangement are reported at amortized cost, and as such, changes in fair value of these assets are not reflected in the consolidated financial statements. However, changes in the fair value of these assets are included in the embedded derivative in the Equitable America funds withheld arrangement and the appreciation of the assets is the primary driver of the comprehensive income (loss) reflected above.

Assumed Reinsurance

In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements.

The following table summarizes the ceded purchased market risk benefits, internal reinsurance recoverable and third-party recoverables including amount due to reinsurance and assumed reserves:

	December 31,
	2024	2023
	(in millions)
Ceded Reinsurance:
Estimated net fair values of purchased market risk benefits	$13,033	$16,729
Reinsurance recoverables related to insurance contracts	20,026	20,636
Related party — Equitable America(1)	13,080	13,492
Third parties	6,946	7,144
Top reinsurers:
First Allmerica-GAF	3,245	3,605
Venerable Insurance and Annuity Company	1,406	1,057
Ceded group health reserves	11	14
Amount due to reinsurers	185	216
Top reinsurers:
First Allmerica-GAF	77	73
Assumed Reinsurance:
Reinsurance assumed reserves	586	731

(1)

Includes ceded PAB on NI modco portion of the Reinsurance Treaty of $33.7 billion offset by $(30.7) billion of modco payable for the same portion of the Reinsurance Treaty for December 31, 2024. Includes ceded PAB on NI modco portion of the Reinsurance Treaty of $33.4 billion offset by $(30.3) billion of modco payable for the same portion of the Reinsurance Treaty for December 31, 2023.

13)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions.

Cost Sharing and General Service Agreements

Equitable Financial has a general services agreement with Holdings whereby Equitable Financial will benefit from the services received by Holdings and its affiliates. The general services agreement with Holdings replaces existing cost-sharing and general service agreements with various affiliates. Equitable Financial continues to provide services to Holdings and various Affiliates under a separate existing general services agreement with Holdings. Costs allocated to the Company from Holdings totaled $65 million, $57 million and $75 million for the years ended December 31, 2024, 2023 and 2022, respectively, and are allocated based on cost center tracking of expenses. The cost centers are approved annually and are updated based on business area needs throughout the year.

Equitable Financial term insurance contracts outside of New York that allow policyholders to convert their policies into permanent life insurance contracts are fulfilled by Equitable America upon conversion. As part of fulfillment Equitable America takes on additional mortality risks, and accordingly is compensated for the expected adverse mortality cost and additional expenses incurred in fulfilling Equitable Financial’s term conversion obligations. Under this agreement that commenced in 2022, Equitable Financial paid Equitable America $20 million, $24 million and $22 million during the years ended December 31, 2024, 2023 and 2022, respectively.

Investment Management and Service Fees and Expenses

EIMG, a subsidiary of Equitable Financial, provides investment management services to EQAT, 1290 Funds and other trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Revenue received or accrued for:
Investment management and administrative services provided to EQAT and 1290 Funds	$755	$692	$708

On June 22, 2021, Holdings completed the formation of EIM LLC, a wholly owned indirect subsidiary of Holdings. Effective August 1, 2021, following the formation of EIM LLC, EIMG terminated, and EIM LLC entered into, certain administrative agreements with separate accounts held by the Company. In addition, on October 1, 2021, the Company entered into an investment advisory and management agreement in which EIM LLC became the investment manager for the Company’s general account portfolio. The Company recorded investment management fee expense from EIM LLC of $180 million, and $185 million for the years ended December 31, 2024 and 2023, respectively.

AB provides investment management and related services to various funds held by the Company. The Company recorded investment management fee expense from AB of $59 million, $46 million, and $44 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Distribution Revenue and Expenses with Affiliates

Equitable Distributors receives commissions and fee revenue from Equitable America for sales of its insurance products. The commissions and fees earned from Equitable America are based on the various selling agreements.

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Revenue received or accrued for:
Amounts received or accrued for commissions and fees earned for sale of Equitable America’s insurance products	$475	$332	$82

Equitable Financial pays commissions and fees to Equitable Distribution Holding Corporation and its subsidiaries (“Equitable Distribution”) for sales of insurance products. The commissions and fees paid to Equitable Distribution are based on various selling agreements.

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Expenses paid or accrued for:
Paid or accrued commission and fee expenses for sale of insurance products by Equitable Network	$632	$612	$718

Investments in Unconsolidated Equity Interests in Affiliates

AB VIEs

As of December 31, 2024 and 2023, respectively, the Company held approximately $1.3 billion and $326 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2 of the Notes to these Consolidated Financial Statements. These legal entities are related parties of Equitable Financial. The Company reflects these equity interests in the consolidated balance sheets as other equity investments. The net assets of these unconsolidated VIEs are approximately $1.7 billion and $2.6 billion as of December 31, 2024 and 2023, respectively. The Company also has approximately $15 million and $37 million of unfunded commitments as of December 31, 2024 and 2023, respectively with these legal entities.

Asset Sale to EFS

In the fourth quarter of 2024, Equitable Financial sold $458 million of private equity fund interests to EFS. The assets were sold at fair value with no gain/loss recorded.

Loans Issued to Holdings

In June 2021, Equitable Life made a $1.0 billion 10-year term loan to Holdings. The loan has an interest rate of 3.23% and matures in June 2031. As of December 31, 2024 and 2023, the amount outstanding was $1.0 billion.

In November 2019, Equitable Financial made a $900 million loan to Holdings that matured November 4, 2024. The loan was reissued on November 4, 2024, with an interest rate of one-month CME Term SOFR plus 1.25%. The loan matures on November 4, 2029. The amount outstanding on the loan at both December 31, 2024 and 2023 $900 million.

Notes Issued to EFS

On December 17, 2024, the Company issued $400 million of floating rate notes to EFS. The notes have an interest rate of one-month SOFR plus a 15 basis point margin and 5 basis point spread and mature on January 31, 2025.

14)	EMPLOYEE BENEFIT PLANS

Equitable Financial sponsors the following employee benefit plans:

401(k) Plan

Equitable Financial sponsors the Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for a company contribution, a company matching contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $38 million, $38 million and $17 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Pension Plan

Equitable Financial sponsors the Equitable Retirement Plan (the “ Equitable Financial QP”), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory, and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. Effective December 31, 2015, primary liability for the obligations of Equitable Financial under the Equitable Financial QP was transferred from Equitable Financial to AXA Financial, and upon the merger of AXA Financial into Holdings, Holdings assumes primary liability under terms of an Assumption Agreement. Equitable Financial remains secondarily liable for its obligations under the Equitable Financial QP and would recognize such liability in the event Holdings does not perform.

The Equitable Financial QP is not governed by a collective-bargaining agreement and is not under a financial improvement plan or a rehabilitation plan. For the years ended December 31, 2024, 2023 and 2022, (income)/expenses related to the plan were $(1) million, $(23) million and $(25) million, respectively.

The following table presents the funded status of the plan:

	December 31,
	2024	2023
	(in millions)
Equitable Retirement Plan
Total plan assets	$1,722	$1,796

Accumulated benefit obligation	$1,469	$1,584

Funded status	117.3%	113.4%

Effective January 1, 2025, Equitable changed how it provides certain retirement-related benefits to its eligible employees and financial professionals. Equitable will discontinue the non-elective company contribution to its 401(k) plan but continue to provide a 401(k) matching contribution. Instead of the non-elective 401(k) contribution, eligible employees and financial professionals will receive cash balance allocations in the Equitable Retirement Plan. The Equitable Retirement Plan is a qualified defined benefit plan that was frozen on December 31st, 2013, but was reopened on January 1, 2025 to provide these cash balance allocations. Under the new cash balance feature, each eligible employee will receive monthly pay credits equal to four percent of their eligible monthly pay. Each eligible financial professional will receive pay credits equal to two and a half percent of eligible monthly pay up to the Social Security Wage Base, and then five percent for eligible monthly pay above the Social Security Wage Base up to the qualified plan pay maximum. Balances in these cash balance accounts in the Equitable Retirement Plan will be credited with interest at six percent from 2025 through 2027. Starting in 2028, the applicable interest crediting rate for these accounts will be based on the 10-year U.S. Treasury Yield (subject to a

6% cap). As of December 31, 2024, the Equitable Retirement Plan was estimated to be funded at 122 percent of target, with an estimated prefunding balance of $374 million on an ERISA funding basis. There was no impact to current retiree benefits, existing funded status, or funding requirements as a result of the reopening of the Equitable Retirement Plan.

Other Benefit Plans

Equitable Financial also sponsors a non-qualified retirement plan, a medical and life retiree plan, a post-employment plan and deferred compensation plan. The expenses related to these plans were $22 million, $39 million and $22 million for the years ended December 31, 2024, 2023 and 2022, respectively.

15)	SHARE-BASED COMPENSATION PROGRAMS

Compensation costs for years ended December 31, 2024, 2023 and 2022 for share-based payment arrangements as further described herein are as follows:

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Performance Shares	$18	$12	$25
Stock Options	—	—	1
Restricted Stock Unit Awards	33	31	35

Total Compensation Expenses	$51	$43	$61

Income Tax Benefit	$13	$5	$12

Since 2018, Holdings has granted equity awards under the Equitable Holdings, Inc. 2018 Omnibus Incentive Plan and the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (together the “Omnibus Plans”) which were adopted by Holdings on April 25, 2018 and February 28, 2019 respectively. Awards under the Omnibus Plans are linked to Holdings’ common stock. As of December 31, 2024, the common stock reserved and available for issuance under the Omnibus Plans was 17 million shares. Holdings may issue new shares or use common stock held in treasury for awards linked to Holdings’ common stock.

Equitable Financial’s Participation in Holdings’ Equity Award Plans

Equitable Financial’s employees, financial professionals and directors in 2024, 2023 and 2022 were granted equity awards under the Omnibus Plans. All grants discussed in this section will be settled in shares of Holdings’ common stock.

For awards with graded vesting schedules and service-only vesting conditions, including Holdings RSUs and other forms of share-based payment awards, Holdings applies a straight-line expense attribution policy for the recognition of compensation cost. Actual forfeitures with respect to the 2024, 2023 and 2022 grants were considered immaterial in the recognition of compensation cost.

Annual Awards

Each year, the Compensation Committee of the Holdings’ Board of Directors approves an equity-based award program with awards under the program granted at its regularly scheduled meeting in February. Annual awards under Holdings’ equity programs for 2024, 2023 and 2022 consisted of a mix of equity vehicles including Holdings RSUs and Holdings performance shares. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs and performance shares will accrue dividend equivalents in the form of additional Holdings RSUs or performance shares to be settled or forfeited consistent with the terms of the related award.

Holdings RSUs

Holdings RSUs granted to Equitable Financial employees vest ratably in equal annual installments over a three-year period. The fair value of the awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Holdings Performance Shares

Holdings performance shares granted to Equity Financial employees are subject to performance conditions and a three-year cliff-vesting.

•	The 2024 performance shares grant consist of two distinct tranches; one based on the Company’s 3-year growth rate on Non-GAAP Operating earnings per share (the “Non-GAAP Operating EPS performance shares”) and the other based on the Holdings’ relative total shareholder return targets (the “TSR performance shares”), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of the unearned performance shares granted.

The grant-date fair value of the Non-GAAP Operating EPS performance shares is established once all applicable Non-GAAP Operating EPS performance shares targets are determined and approved. The fair value of the awards was measured using the closing price of the Holdings share on the grant date. The aggregate grant-date fair value of the unearned Non-GAAP Operating EPS performance shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

•	The 2023 and 2022 performance share grants consist of one tranche based on the Holdings’ relative total shareholder return targets (the “TSR performance shares”). Participants may receive from 0% to 200% of the unearned performance shares granted.

The grant-date fair value of the TSR performance shares granted in 2024, 2023, and 2022 were measured using a Monte Carlo approach with the following weighted-average assumptions:

	Year Ended December 31,
	2024	2023	2022
Weighted-average assumptions used:
Risk-free interest rate	4.40%	4.31%	1.73%
Annualized volatility	32.72%	49.10%	47.10%

Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The aggregate grant-date fair value of the unearned TSR performance shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Director Awards

Holdings makes annual grants of unrestricted Holdings shares to non-employee directors of Holdings and Equitable Financial. The fair value of these awards was measured using the closing price of Holdings shares on the grant date. These awards immediately vest and all compensation expense is recognized at the grant date.

Summary of Stock Option Activity

A summary of activity in the AXA and Holdings option plans during 2024 as follows:

	Options Outstanding
	EQH Shares		AXA Ordinary Shares
	Number Outstanding (in 000’s)	Weighted Average Exercise Price	Number Outstanding (in 000’s)	Weighted Average Exercise Price
Options outstanding as of beginning of period	1,435	$21.92	327	€ 22.52
Options granted	—	—	—	—
Options exercised	(513)	21.22	(211)	23.04
Options forfeited, net	—	—	—	—
Options expired	—	—	—	—

Options outstanding as of end of period	922	$22.31	116	€ 21.56

Aggregate intrinsic value(1)		$22,924		€ 1,483

Weighted average remaining contractual term (in years)	4.79		2.51

Options Exercisable at December 31, 2024	922	$22.31	116	€ 21.56

Aggregate intrinsic value(1)		$22,924		€ 1,483

Weighted average remaining contractual term (in years)	4.79		2.51

(1)

Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2024 of the respective underlying shares over the strike prices of the option awards. For awards with strike prices higher than market prices, intrinsic value is shown as zero.

During years ended December 31, 2024, 2023, and 2022, there were no stock options granted.

Summary of Restricted Stock Unit Award Activity

The market price of a Holdings share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award.

As of December 31, 2024, approximately 2.2 million Holdings RSUs awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $28 million and is expected to be recognized over a weighted-average period of 1.6 years.

The following table summarizes Holdings restricted share units activity for 2024.

	Shares of Holdings Restricted Stock (in 000’s)	Weighted Average Grant Date Fair Value
Unvested, beginning of year	2,217	$32.34
Granted	1,089	34.16
Forfeited	(73)	32.19
Vested	(1,008)	31.51

Unvested as of December 31, 2024	2,225	$33.62

Summary of Performance Award Activity

As of December 31, 2024, approximately 1.1 million Holdings remain unvested. Unrecognized compensation cost related to these awards totaled approximately $12 million and is expected to be recognized over a weighted-average period of 1.6 years.

The following table summarizes Holdings performance awards activity for 2024.

	Shares of Holdings Performance Awards (in 000’s)	Weighted- Average Grant Date Fair Value
Unvested, beginning of year	1,059	$36.32
Granted	406	33.79
Forfeited	(16)	37.17
Vested	(160)	33.13
Performance Adjustment(1)	(211)	33.11

Unvested as of December 31, 2024	1,078	$36.46

(1)	Represents the difference between the target shares granted and the actual shares vested based upon the achievement level of performance measures.

16)	INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$(36)	$(31)	$32
Deferred (expense) benefit	168	1,261	(420)

Total	$132	$1,230	$(388)

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21%. The sources of the difference and their tax effects are as follows:

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Expected income tax (expense) benefit	$72	$226	$(417)
Non-taxable investment income	64	62	50
Tax audit interest	(26)	(22)	(13)
Tax credits	25	12	17
Deferred tax adjustment	1	—	(21)
Valuation allowance	—	963	—
Other	(4)	(11)	(4)

Income tax (expense) benefit	$132	$1,230	$(388)

The components of the net deferred income taxes are as follows:

	December 31,
	2024		2023
	Assets	Liabilities	Assets	Liabilities
	(in millions)
Compensation and related benefits	$63	$—	$62	$—
Net operating loss and credits	1,691	—	1,455	—
Reserves and reinsurance	—	297	314	—
DAC	—	773	—	797
Unrealized investment gains (losses)	1,599	—	1,412	—
Investments	1,689	—	872	—
Other	—	177	50	—
Valuation allowance	(194)	—	(217)	—

Total	$4,848	$1,247	$3,948	$797

During the fourth quarter of 2022, the Company established a valuation allowance against its deferred tax asset related to unrealized capital losses in the available for sale securities portfolio. During the year ended December 31, 2023 management took actions to increase its available liquidity so that the Company has the ability and intent to hold the majority of securities in its available for sale portfolio to recovery. For liquidity and other purposes, the Company maintains a smaller pool of securities that it does not intend to hold to recovery. The Company maintains a valuation allowance against the deferred tax asset on available for sale securities that will not be held to recovery. Adjustments to the valuation allowance due to changes in the portfolio’s unrealized capital loss are recorded in other comprehensive income. Adjustments to the valuation allowance due to new facts or evidence are recorded in net income.

For the year ended December 31, 2024, the Company recorded a decrease to the valuation allowance of $23 million due to changes in the value of the available for sale portfolio that will not be held to recovery. This adjustment was recorded in other comprehensive income. For the year ended December 31, 2023, the Company recorded decreases to the valuation allowance of $310 million in other comprehensive income and $963 million in net income. As of the years ended December 31, 2024 and 2023, a valuation allowance of $194 million and $217 million, respectively, remains against the portion of the deferred tax asset that is still not more-likely-than-not to be realized.

The Company uses the aggregate portfolio approach related to the stranded or disproportionate income tax effects in accumulated other comprehensive income related to available for sale securities. Under this approach, the disproportionate tax effect remains intact as long as the investment portfolio remains.

The Company has Federal net operating loss carryforwards of $7.4 billion and $6.2 billion for the years ending December 31, 2024 and 2023, respectively which do not expire.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Balance, beginning of period	$302	$295	$295
Additions for tax positions of prior years	—	7	—
Reductions for tax positions of prior years	(3)	—	—
Additions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—

Balance, end of period	$299	$302	$295

Unrecognized tax benefits that, if recognized, would impact the effective rate	$43	$43	$43

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits as of December 31, 2024 and 2023 were $110 million and $83 million, respectively. For 2024, 2023 and 2022, respectively, there were $26 million, $23 million and $13 million in interest expense (benefit) related to unrecognized tax benefits.

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2024, tax years 2014 through 2018 and 2020 through 2024 remain subject to examination by the IRS.

17)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in net income (loss). The balances were as follows:

	December 31
	2024	2023
	(in millions)
Unrealized gains (losses) on investments	$(6,961)	$(6,363)
Market risk benefits — instrument-specific credit risk component	(1,279)	(764)
Liability for future policy benefits — current discount rate component	357	194
Defined benefit pension plans	(1)	(5)

Accumulated other comprehensive income (loss) attributable to Equitable Financial	$(7,884)	$(6,938)

The components of OCI, net of taxes were as follows:

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the period	$(764)	$1,692	$(12,915)
(Gains) losses reclassified into net income (loss) during the period(1)	48	515	700

Net unrealized gains (losses) on investments	(716)	2,207	(12,215)
Adjustments for policyholders’ liabilities, insurance liability loss recognition and other	44	(32)	755

Change in unrealized gains (losses), net of adjustments (net of deferred income tax expense (benefit) of $(208), $186, and $(1,162))	(672)	2,175	(11,460)

Change in LFPB discount rate and MRB credit risk, net of tax
Market risk benefits — change in instrument-specific credit risk (net of deferred income tax expense (benefit) of $(108), $(300), and $331)	(407)	(1,129)	1,247
Liability for future policy benefits — change in current discount rate (net of deferred income tax expense (benefit) of $34, $(34), and $277)	128	(128)	1,042
Change in defined benefit plans:
Reclassification to Net income (loss) of amortization of net prior service credit included in net periodic cost	5	(1)	—

Change in defined benefit plans (net of deferred income tax expense (benefit) of $0, $0, and $0)	5	(1)	—

Change in accumulated other comprehensive income (loss) attributable to Equitable Financial	$(946)	$917	$(9,171)

(1)

See “Reclassification adjustment” in Note 3 of the Notes to these Consolidated Financial Statements. Reclassification amounts presented net of income tax expense (benefit) of $(13) million, $137 million and $186 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and credit losses of AFS securities and are included in total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortization of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in compensation and benefits in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

18)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation and Regulatory Matters

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, COI increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2024, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $100 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

In February 2016, a lawsuit was filed in the Southern District of New York entitled Brach Family Foundation, Inc. v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of UL policies subject to Equitable Financial’s COI rate increase. In early 2016, Equitable Financial raised COI rates for certain UL policies issued between 2004 and 2008, which had both issue ages 70 and above and a current face value amount of $1 million and above. A second putative class action was filed in the District of Arizona in 2017 and consolidated with the Brach matter in federal court in New York. The consolidated amended class action complaint alleged the following claims: breach of contract; misrepresentations in violation of Section 4226 of the New York Insurance Law; violations of New York General Business Law Section 349; and violations of the California Unfair Competition Law, and the California Elder Abuse Statute. Plaintiffs sought: (a) compensatory damages, costs, and, pre- and post-judgment interest; (b) with respect to their claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiffs and the putative class; and (c) injunctive relief and attorneys’ fees in connection with their statutory claims. In August 2020, the federal district court issued a decision certifying nationwide breach of contract and Section 4226 classes, and a New York State Section 349 class. Owners of a substantial number of policies opted out of the Brach class action. Most have settled pre-litigation, but a minority of opt-out policies are not yet the subject of litigation. Others filed suit previously, including three pending individual federal actions that were coordinated with the Brach action and contained similar allegations. In May 2023, the

Brach class action and Equitable Financial informed the federal district court that they had mutually agreed to settle the class action, and in October 2023, the federal district court entered an order of final approval of the settlement agreement. Equitable Financial is fully accrued for the class settlement, which will have no impact on earnings or distributable cash projections. In October 2023, Equitable Financial and the three plaintiffs with individual federal actions coordinated with the Brach action informed the court that they had reached a settlement, and those actions were dismissed. Equitable Financial is likewise fully accrued for those individual settlements, which will have no impact on earnings or distributable cash projections. Equitable Financial has settled other actual and threatened litigations challenging the COI increase by individual policy owners and entities.

Finally, one action is also pending against Equitable Financial in New York State Court. In July 2022, the trial court in Hobish v. AXA Equitable Life Insurance Company, granted in significant part Equitable Financial’s motion for summary judgment and denied plaintiff’s cross motion. That plaintiff appealed but the appellate court affirmed the trial court’s decision. In March 2024, the intermediate appellate court granted plaintiff’s motion for leave to appeal to the state’s highest appellate court. Equitable Financial is vigorously defending each of these matters.

As with other financial services companies, Equitable Financial periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

Obligations under Funding Agreements

FHLB

As a member of the FHLB, Equitable Financial has access to collateralized borrowings. It also may issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require Equitable Financial to pledge qualified mortgage-backed assets and/or government securities as collateral. Equitable Financial issues short-term funding agreements to the FHLB and uses the funds for asset, liability, and cash management purposes. Equitable Financial issues long-term funding agreements to the FHLB and uses the funds for spread lending purposes.

Entering into FHLB membership, borrowings and funding agreements requires the ownership of FHLB stock and the pledge of assets as collateral. Equitable Financial has purchased FHLB stock of $336 million and pledged collateral with a carrying value of $11.7 billion as of December 31, 2024.

Funding agreements are reported in policyholders’ account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see “Offsetting of Financial Assets and Liabilities and Derivative Instruments” included in Note 4 of the Notes to these Consolidated Financial Statements. The table below summarizes the Company’s activity of funding agreements with the FHLB.

Change in FHLB Funding Agreements during the Year Ended December 31, 2024

	Outstanding Balance at December 31, 2023	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Outstanding Balance at December 31, 2024
	(in millions)
Short-term funding agreements:
Due in one year or less	$6,168	$66,160	$(66,610)	$125	$—	$5,843
Long-term funding agreements:
Due in years two through five	799	—	—	30	—	829
Due in more than five years	648	—	—	(155)	—	493

Total long-term funding agreements	1,447	—	—	(125)	—	1,322

Total funding agreements(1)	$7,615	$66,160	$(66,610)	$—	$—	$7,165

(1)

The $2 million and $3 million difference between the funding agreements carrying value shown in fair value table for December 31, 2024 and 2023, respectively, reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements borrowing rates.

FABN

Under the FABN program, Equitable Financial may issue funding agreements in U.S. dollar or foreign currencies to a Delaware special purpose statutory trust (the “Trust”) in exchange for the proceeds from issuances of fixed and floating rate medium-term marketable notes issued by the Trust from time to time (the “Trust Notes”). The funding agreements have matching interest, maturity and currency payment terms to the applicable Trust Notes. The Company hedges the foreign currency exposure of foreign currency denominated funding agreements using cross currency swaps as discussed in Note 4 of the Notes to these Consolidated Financial Statements. As of December 31, 2024, the maximum aggregate principal amount of Trust Notes permitted to be outstanding at any one time is $10.0 billion. Funding agreements issued to the Trust, including any foreign currency transaction adjustments, are reported in policyholders’ account balances in the consolidated balance sheets. Foreign currency transaction adjustments to policyholder’s account balances are recognized in net income (loss) as an adjustment to interest credited to policyholders’ account balances and are offset in interest credited to policyholders’ account balances by a release of AOCI from deferred changes in fair value of designated and qualifying cross currency swap cash flow hedges. The table below summarizes Equitable Financial’s activity of funding agreements under the FABN program.

Change in FABN Funding Agreements during the Year Ended December 31, 2024

	Outstanding Balance at December 31, 2023	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Foreign Currency Transaction Adjustment	Outstanding Balance at December 31, 2024
	(in millions)
Short-term funding agreements:
Due in one year or less	$1,000	$—	$(1,000)	$1,050	$—	$—	$1,050
Long-term funding agreements:
Due in years two through five	4,984	500	—	(1,050)	—	(41)	4,393
Due in more than five years	300	—	—	—	—	—	300

Total long-term funding agreements	5,284	500	—	(1,050)	—	(41)	4,693

Total funding agreements(1)	$6,284	$500	$(1,000)	$—	$—	$(41)	$5,743

(1)

The $18 million and $17 million difference between the funding agreements notional value shown and carrying value table as of December 31, 2024 and 2023, respectively, reflects the remaining amortization of the issuance cost of the funding agreements and the foreign currency transaction adjustment.

FABCP Program

In May 2023, the Company established a FABCP program (the “FABCP Program”), pursuant to which a special purpose limited liability company (the “SPLLC”) may issue commercial paper and deposit the proceeds with the Company pursuant to a funding agreement issued by the Company to the SPLLC. The current maximum aggregate principal amount permitted to be outstanding at any one time under the FABCP Program is $3.0 billion. The Company had $75 million outstanding as of December 31, 2024.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates and others. As of December 31, 2024, these arrangements include commitments by the Company to provide equity financing of $0.9 billion to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

The Company had $17 million of undrawn letters of credit related to reinsurance as of December 31, 2024. The Company had $352 million of commitments under existing mortgage loan agreements as of December 31, 2024.

The Company is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, the Company owns single premium annuities issued by previously wholly-owned life insurance subsidiaries. The Company has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly-owned subsidiaries be unable to meet their obligations. Management believes the need for the Company to satisfy those obligations is remote.

19)	INSURANCE STATUTORY FINANCIAL INFORMATION

For 2024, 2023 and 2022, respectively, Equitable Financial’s statutory net income (loss) totaled $(541) million, $(1.7) billion and $134 million. Statutory surplus, Capital stock and AVR totaled $2.1 billion and $2.8 billion as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, Equitable Financial, in accordance with various government and state regulations, had $6 million and $5 million, respectively, of securities on deposit with such government or state agencies.

In 2024, Equitable Financial did not pay a dividend. In 2023 and 2022, Equitable Financial paid to its direct parent, which subsequently distributed such amount to Holdings, an ordinary shareholder dividend of $1.7 billion and $930 million, respectively.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of New York State, Equitable Financial is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to Holdings.

State insurance statutes also typically place restrictions and limitations on the amount of dividends or other distributions payable by insurance company subsidiaries to their parent companies, as well as on transactions between an insurer and its affiliates. Under the New York insurance laws, which are applicable to Equitable Financial, a domestic stock life insurer may not, without prior approval of the NYDFS, pay an ordinary dividend to its stockholders exceeding an amount calculated based on a statutory formula (“Ordinary Dividend”). Dividends in excess of this amount require the insurer to file a notice of its intent to declare the dividends with the NYDFS and obtain prior approval or non-disapproval from the NYDFS with respect to such dividends (“Extraordinary Dividend”). Due to a permitted statutory accounting practice agreed to with the NYDFS, Equitable Financial will need the prior approval of the NYDFS to pay the portion, if any, of any Ordinary Dividend that exceeds the Ordinary Dividend that Equitable Financial would be permitted to pay under New York insurance law absent the application of such permitted practice (such excess, the “Permitted Practice Ordinary Dividend”).

Applying the formulas above, Equitable Financial is not permitted to pay an Ordinary Dividend in 2025.

Intercompany Reinsurance

The company receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re holds assets in an irrevocable trust (the “EQ AZ Life Re Trust”). As of December 31, 2024, EQ AZ Life Re holds $1.3 billion of assets in the EQ AZ Life Re Trust and letters of credit of $1.8 billion that are guaranteed by Holdings. Under the reinsurance transactions, EQ AZ Life Re is permitted to transfer assets from the EQ AZ Life Re Trust under certain circumstances. The level of statutory reserves held by EQ AZ Life Re fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or additional letters of credit be secured, which could adversely impact EQ AZ Life Re’s liquidity.

Prescribed and Permitted Accounting Practices

As of December 31, 2024, the following three prescribed and permitted practices resulted in surplus that is different from the statutory surplus that would have been reported had NAIC statutory accounting practices been applied.

Equitable Financial was granted a permitted practice by the NYDFS to apply SSAP 108, Derivatives Hedging Variable Annuity Guarantees on a retroactive basis from January 1, 2021 through June 30, 2021, after reflecting the impacts of our reinsurance transaction with Venerable. The permitted practice was amended to also permit Equitable Financial to adopt SSAP 108 prospectively as of July 1, 2021 and to consider the impact of both the interest rate derivatives and the general account assets used to fully hedge the interest rate risk inherent in its variable annuity guarantees when determining the amount of the deferred asset or liability under SSAP 108. Application of the permitted practice partially mitigates the New York Insurance Regulation 213 (“Reg 213”) impact of the Venerable Transaction on Equitable Financial’s statutory capital and surplus and enables Equitable Financial to more effectively neutralize the impact of interest rates on its statutory surplus and to better align with our economic hedging program. The impact of applying this permitted practice relative to SSAP 108 as written was a decrease of approximately $115 million in statutory special surplus funds as of December 31, 2024. The Reinsurance Treaty reduced the amount of interest rate hedging needed going forward, affecting future deferrals, but leaves our historical SSAP 108 deferred amounts unchanged. The permitted practice also reset Equitable Financial’s unassigned surplus to zero as of June 30, 2021 to reflect the transformative nature of the Venerable Transaction.

The NAIC Accounting Practices and Procedures manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of New York. However, Reg 213 adopted in May of 2019 and as amended in February 2020 and March 2021, differs from the NAIC variable annuity reserve and capital framework. Reg 213 requires Equitable Financial to carry statutory basis reserves for its variable annuity contract obligations equal to the greater of those required under (i) the NAIC standard or (ii) a revised version of the NYDFS requirement in effect prior to the adoption of the first amendment for contracts issued prior to January 1, 2020, and for policies issued after that date a new standard that in current market conditions imposes more conservative reserving requirements for variable annuity contracts than the NAIC standard.

The impact of the application of Reg 213 was a decrease of approximately $101 million in statutory surplus as of December 31, 2024 compared to statutory surplus under the NAIC variable annuity framework. Our hedging program is designed to hedge the economics of our insurance liabilities and largely offsets Reg 213 and NAIC framework reserve movements due to interest rates and equities. The NYDFS allows domestic insurance companies a five year phase-in provision for Reg 213 reserves. As of September 30, 2022, Equitable Financial’s Reg 213 reserves were 100% phased-in. As of December 31, 2024, given the prevailing market conditions and business mix, there are $89 million Reg 213 redundant reserves over the US RBC CTE 98 TAR.

During the fourth quarter 2020, Equitable Financial received approval from NYDFS for its proposed amended Plan of Operation for Separate Account No. 68 (“SA 68”) for our Structured Capital Strategies product and Separate Account No. 69 (“SA 69”) for our EQUI-VEST product Structured Investment Option, to change the accounting basis of these two non-insulated Separate Accounts from fair value to book value in accordance with Section 1414 of the Insurance Law to align with how we manage and measure our overall general account asset portfolio. In order to facilitate this change and comply with Section 4240(a)(10), the Company also sought approval to amend the Plans to remove the requirement to comply with Section 4240(a)(5)(iii) and substitute it with a commitment to comply with Section 4240(a)(5)(i). Similarly, the Company updated the reserves section of each Plan to reflect the fact that Regulation 128 would no longer be applicable upon the change in accounting basis. We applied this change effective January 1, 2021. The impact of the application is an increase of approximately $2.3 billion in statutory surplus as of December 31, 2024.

If the Company had not used all of the aforementioned prescribed and permitted practices that differ from NAIC SAP, a risk-based capital regulatory event would have hypothetically been triggered.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with SAP and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP;

(h) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; and (i) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

20)	BUSINESS SEGMENT INFORMATION

Equitable Financial has one reportable segment: insurance. The insurance segment derives revenues from customers by providing variable annuity, life insurance and employee benefit products to both individuals and businesses. Equitable Financial derives revenue primarily in the United States, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands and manages the business activities on a consolidated basis. The accounting policies for the segment are the same as those described in Note 2 of the Notes to these Consolidated Financial Statements.

The CODM is the chief executive officer and President of Equitable Financial. The CODM assesses performance for the insurance segment and decides how to allocate resources based on net income (loss) that is also reported on the Consolidated Statements of Income (Loss) as Net income (loss) attributable to Equitable Financial. The measure of segment assets is reported on the Consolidated Balance Sheets as Total assets. The CODM uses Net income (loss) attributable to Equitable Financial to evaluate income generated from the insurance segment assets (return on assets) in deciding whether to reinvest profits into the insurance segment or into other parts of the entity, such as for acquisitions or to pay dividends.

Refer to the Statements of Consolidated Income/(Loss) for expense detail evaluated by the CODM.

Revenue from external customers, by product, is shown in the table that follows:

	Year Ended December 31,
	2024(2)	2023(2)	2022
	(in millions)
Individual Variable Annuity Products
Premiums	$180	$176	$123
Fees(1)	1,062	1,003	1,792
Others	83	118	87

Total	$1,325	$1,297	$2,002

Employer- Sponsored
Premiums	$—	$—	$—
Fees	512	434	506
Others	54	19	25

Total	$566	$453	$531

Life Insurance Products
Premiums	$432	$530	$545
Fees	1,339	1,354	1,375
Others	(1)	—	10

Total	$1,770	$1,884	$1,930

Employee Benefit Products
Premiums	$48	$46	$46
Fees	—	—	—
Others	1	2	8

Total	$49	$48	$54

Other
Premiums	$37	$8	$11
Fees	8	8	12
Others	1	2	1

Total	$46	$18	$24

(1)	Excludes the amortization/capitalization of unearned revenue liability of $(44) million, $(38) million and $(38) million for the years ended December 31, 2024, 2023 and 2022, respectively.
(2)	Excludes reinsurance ceded to Equitable America.

21)	REDEEMABLE NONCONTROLLING INTEREST

The changes in the components of redeemable noncontrolling interests are presented in the following table:

	Year Ended December 31,
	2024	2023	2022
	(in millions)
Balance, beginning of period	$24	$21	$28
Net earnings (loss) attributable to redeemable noncontrolling interests	—	1	(3)
Purchase/change of redeemable noncontrolling interests	14	2	(4)

Balance, end of period	$38	$24	$21

22)	SUBSEQUENT EVENTS

Funding Agreement-Backed Notes

Pursuant to the FABN program discussed in Note 18, in January 2025, Equitable Financial supplemented its funding agreement that had been issued to the Trust in the fourth quarter of 2024 by an additional $250 million, with a fixed interest rate of 4.88% per annum and a maturity date of November 19, 2027. In addition, on the same date, Equitable Financial issued a $300 million funding agreement to the Trust with a floating interest rate equal to the compounded SOFR plus 47 basis points per annum which matures on February 4, 2026. Funding agreements issues to the Trust will be reported in Policyholders’ account balances in the consolidated balance sheets in subsequent periods.

Notes Issued to EFS

On January 8, 2025, the Company issued $200 million of floating rate notes to EFS. The notes have an interest rate of one-month SOFR plus a 15 basis point margin and 5 basis point spread and mature on February 7, 2025. The $400 million of notes issued in December 2024 and the $200 million of notes issued in January 2025 were each twice extended 30 days under the same terms and will mature on March 28, 2025 and April 7, 2025, respectively.

Sale of Notes

On January 31, 2025, the Company sold $619 million of floating rate notes to Equitable America.

Novation

Effective January 17, 2025, Equitable Financial novated certain legacy variable annuity policies sold between 2006-2008, comprised of non-New York “Accumulator” policies containing fixed rate Guaranteed Minimum Income Benefit and/or Guaranteed Minimum Death Benefit guarantees reinsured by Venerable under the combined co-insurance and modified coinsurance basis agreement executed on June 1, 2021. Management is still assessing the impact to the financial statements of this novation for the first quarter of 2025.

RGA Reinsurance Transaction

On February 23, 2025, Equitable Financial, as well as Equitable America and Equitable Financial L&A, entered into the MTA with RGA pursuant to which at closing and subject to the terms and conditions set forth in the MTA, RGA would enter into reinsurance agreements, as reinsurer, with each such subsidiary, as ceding company, to effect the RGA Reinsurance Transaction. The transaction is expected to close in mid-2025.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE I

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2024

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed maturities, AFS:
U.S. government, agencies and authorities	$5,725	$4,218	$4,218
State, municipalities and political subdivisions	385	312	312
Foreign governments	639	506	506
Public utilities	6,476	5,579	5,579
All other corporate bonds	35,602	31,066	31,066
Residential mortgage-backed	1,840	1,715	1,715
Asset-backed	7,495	7,480	7,480
Commercial mortgage-backed	3,510	3,142	3,142
Redeemable preferred stocks	56	59	59

Total fixed maturities, AFS	61,728	54,077	54,077
Mortgage loans on real estate(2)	18,568	16,796	18,298
Policy loans	3,827	4,033	3,827
Other equity investments	2,445	2,683	2,683
Trading securities	781	809	809
Other invested assets	7,450	7,450	7,450

Total Investments	$94,799	$85,848	$87,144

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by credit loss allowance.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE IV

REINSURANCE(1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2024
Life insurance in-force	$367,416	$193,828	$11,817	$185,405	6.4%

Premiums:
Life insurance and annuities	$775	$390	$108	$493	21.9%
Accident and health	45	13	6	38	15.8%

Total premiums	$820	$403	$114	$531	21.5%

2023
Life insurance in-force	$374,695	$184,482	$30,706	$220,919	13.9%

Premiums:
Life insurance and annuities	$771	$390	$167	$548	30.5%
Accident and health	49	18	8	39	20.5%

Total premiums	$820	$408	$175	$587	29.8%

2022
Life insurance in-force	$379,949	$156,088	$31,337	$255,197	12.3%

Premiums:
Life insurance and annuities	$712	$200	$172	$684	25.1%
Accident and health	52	19	8	41	19.5%

Total premiums	$764	$219	$180	$725	24.8%

(1)	Includes amounts related to the discontinued group life and health business.